                                                                    Exhibit 10.3




                                _______________


                       WILSONS THE LEATHER EXPERTS INC.


                          SERIES A AND SERIES B NOTES
                         11 1/4% SENIOR NOTES DUE 2004


                                _______________


                                   INDENTURE

                          Dated as of August 18, 1997


                                _______________


                 Norwest Bank Minnesota, National Association


                                _______________


                                    Trustee

                             CROSS-REFERENCE TABLE*

Trust Indenture
  Act Section                             Indenture Section
310 (a)(1)..............................  7.10
(a)(2)..................................  7.10
(a)(3)..................................  N.A.
(a)(4)..................................  N.A.
(a)(5)..................................  7.10
(b).....................................  7.10
(c).....................................  N.A.
311 (a).................................  7.11
(b).....................................  7.11
(c).....................................  N.A.
312 (a).................................  2.05
(b).....................................  11.03
(c).....................................  11.03
313 (a).................................  7.06
(b)(1)..................................  N.A.
(b)(2)..................................  7.07
(c).....................................  7.06;11.02
(d).....................................  7.06
314 (a).................................  4.03;11.02
(b).....................................  N.A.
(c)(1)..................................  11.04
(c)(2)..................................  11.04
(c)(3)..................................  N.A.
(d).....................................  N.A.
(e).....................................  11.05
(f).....................................  N.A.
315 (a).................................  7.01
(b).....................................  7.05,11.02
(c).....................................  7.01
(d).....................................  7.01
(e).....................................  6.11
316 (a)(last sentence)..................  2.09
(a)(1)(A)...............................  6.05
(a)(1)(B)...............................  6.04
(a)(2)..................................  N.A.
(b).....................................  6.07
(c).....................................  2.12
317 (a)(1)..............................  6.08
(a)(2)..................................  6.09
(b).....................................  2.04
318 (a).................................  11.01
(b).....................................  N.A.
(c).....................................  11.01

N.A. means not applicable.
*This Cross-Reference Table is not part of the Indenture.

                               TABLE OF CONTENTS
                               -----------------

                                                                                 Page
                                                                                 ----
ARTICLE 1   DEFINITIONS AND INCORPORATION BY REFERENCE............................  1

          Section 1.01  Definitions...............................................  1
          Section 1.02  Other Definitions......................................... 12
          Section 1.03  Incorporation by Reference of Trust Indenture Act......... 13
          Section 1.04  Rules of Construction..................................... 13

ARTICLE 2   THE SENIOR NOTES...................................................... 14

          Section 2.01  Form and Dating........................................... 14
          Section 2.02  Execution and Authentication.............................. 14
          Section 2.03  Registrar and Paying Agent................................ 15
          Section 2.04  Paying Agent to Hold Money in Trust....................... 15
          Section 2.05  Holder Lists.............................................. 15
          Section 2.06  Transfer and Exchange..................................... 15
          Section 2.07  Replacement Senior Notes.................................. 21
          Section 2.08  Outstanding Senior Notes.................................. 22
          Section 2.09  Treasury Senior Notes..................................... 22
          Section 2.10  Temporary Senior Notes.................................... 22
          Section 2.11  Cancellation.............................................. 22
          Section 2.12  Defaulted Interest........................................ 23

ARTICLE 3   REDEMPTION AND PREPAYMENT............................................. 23

          Section 3.01  Notices to Trustee........................................ 23
          Section 3.02  Selection of Senior Notes to Be Redeemed.................. 23
          Section 3.03  Notice of Redemption...................................... 24
          Section 3.04  Effect of Notice of Redemption............................ 24
          Section 3.05  Deposit of Redemption Price............................... 24
          Section 3.06  Senior Notes Redeemed in Part............................. 25
          Section 3.07  Optional Redemption....................................... 25
          Section 3.08  Mandatory Redemption...................................... 25
          Section 3.09  Offer to Purchase by Application of Excess Proceeds....... 26

ARTICLE 4   COVENANTS............................................................. 27

          Section 4.01  Payment of Senior Notes................................... 27
          Section 4.02  Maintenance of Office or Agency........................... 28
          Section 4.03  Reports................................................... 28
          Section 4.04  Compliance Certificate.................................... 29
          Section 4.05  Taxes..................................................... 29
          Section 4.06  Stay, Extension and Usury Laws............................ 29
          Section 4.07  Restricted Payments....................................... 30
          Section 4.08  Dividend and Other Payment Restrictions Affecting
                         Subsidiaries............................................. 32
          Section 4.09  Incurrence of Indebtedness and Issuance of Preferred
                         Stock.................................................... 32
          Section 4.10  Asset Sales............................................... 35
          Section 4.11  Transactions with Affiliates.............................. 35
          Section 4.12  Liens..................................................... 36

          Section 4.13  Line of Business.......................................... 36
          Section 4.14  Corporate Existence....................................... 36
          Section 4.15  Offer to Repurchase Upon Change of Control................ 36
          Section 4.16  Limitation On Issuances And Sales Of Capital Stock Of
                         Wholly Owned Restricted Subsidiaries..................... 37
          Section 4.17  Limitations on Issuances of Guarantees of Indebtedness.... 37
          Section 4.18  Payments For Consent...................................... 38

ARTICLE 5   SUCCESSORS............................................................ 38

          Section 5.01  Merger, Consolidation, or Sale of Assets.................. 38
          Section 5.02  Successor Corporation Substituted......................... 38

ARTICLE 6   DEFAULTS AND REMEDIES................................................. 39

          Section 6.01  Events of Default......................................... 39
          Section 6.02  Acceleration.............................................. 40
          Section 6.03  Other Remedies............................................ 41
          Section 6.04  Waiver of Past Defaults................................... 41
          Section 6.05  Control by Majority....................................... 42
          Section 6.06  Limitation on Suits....................................... 42
          Section 6.07  Rights of Holders of Senior Notes to Receive Payment...... 42
          Section 6.08  Collection Suit by Trustee................................ 42
          Section 6.09  Trustee May File Proofs of Claim.......................... 43
          Section 6.10  Priorities................................................ 43
          Section 6.11  Undertaking for Costs..................................... 43

ARTICLE 7   TRUSTEE............................................................... 44

          Section 7.01  Duties of Trustee......................................... 44
          Section 7.02  Rights of Trustee......................................... 45
          Section 7.03  Individual Rights of Trustee.............................. 45
          Section 7.04  Trustee's Disclaimer...................................... 45
          Section 7.05  Notice of Defaults........................................ 46
          Section 7.06  Reports by Trustee to Holders of the Senior Notes......... 46
          Section 7.07  Compensation and Indemnity................................ 46
          Section 7.08  Replacement of Trustee.................................... 47
          Section 7.09  Successor Trustee by Merger, etc.......................... 48
          Section 7.10  Eligibility; Disqualification............................. 48
          Section 7.11  Preferential Collection of Claims Against Company......... 48

ARTICLE 8   LEGAL DEFEASANCE AND COVENANT DEFEASANCE.............................. 48

          Section 8.01  Option to Effect Legal Defeasance or Covenant
                         Defeasance............................................... 48
          Section 8.02  Legal Defeasance and Discharge............................ 48
          Section 8.03  Covenant Defeasance....................................... 49
          Section 8.04  Conditions to Legal or Covenant Defeasance................ 49
          Section 8.05  Deposited Money and Government Securities to be Held in
                         Trust;
                        Other Miscellaneous Provisions............................ 50
          Section 8.06  Repayment to Company...................................... 51
          Section 8.07  Reinstatement............................................. 51

ARTICLE 9   AMENDMENT, SUPPLEMENT AND WAIVER...................................... 51

          Section 9.01   Without Consent of Holders of Senior Notes............... 51
          Section 9.02   With Consent of Holders of Senior Notes.................. 52
          Section 9.03   Compliance with Trust Indenture Act...................... 53
          Section 9.04   Revocation and Effect of Consents........................ 53
          Section 9.05   Notation on or Exchange of Senior Notes.................. 54
          Section 9.06   Trustee to Sign Amendments, etc.......................... 54

ARTICLE 10  GUARANTEES............................................................ 54

          Section 10.01  Unconditional Guarantee.................................. 54
          Section 10.02  Severability............................................. 55
          Section 10.03  Release of a Guarantor................................... 55
          Section 10.04  Limitation of Guarantor's Liability...................... 55
          Section 10.05  Guarantors May Consolidate, Etc on Certain Terms......... 56
          Section 10.06  Contribution............................................. 56
          Section 10.07  Waiver of Subrogation.................................... 57
          Section 10.08  Execution of Guarantee................................... 57
          Section 10.09  Obligations of Each Guarantor Unconditional.............. 57
          Section 10.10  Notice to Trustee........................................ 58
          Section 10.11  Reliance on Judicial Order of Certificate of
                          Liquidating Agent....................................... 58

ARTICLE 11  MISCELLANEOUS......................................................... 58

          Section 11.01  Trust Indenture Act Controls............................. 58
          Section 11.02  Notices.................................................. 58
          Section 11.03  Communication by Holders of Senior Notes with Other
                          Holders of Senior Notes................................. 60
          Section 11.04  Certificate and Opinion as to Conditions Precedent....... 60
          Section 11.05  Statements Required in Certificate or Opinion............ 60
          Section 11.06  Rules by Trustee and Agents.............................. 60
          Section 11.07  No Personal Liability of Directors, Officers, Employees
                          and Stockholders........................................ 60
          Section 11.08  Governing Law............................................ 61
          Section 11.09  No Adverse Interpretation of Other Agreements............ 61
          Section 11.10  Successors............................................... 61
          Section 11.11  Severability............................................. 61
          Section 11.12  Counterpart Originals.................................... 61
          Section 11.13  Table of Contents, Headings, etc......................... 61

                                    EXHIBITS

Exhibit A   FORM OF SENIOR NOTE
Exhibit A-1 FORM OF SENIOR GUARANTEE
Exhibit B   CERTIFICATE OF TRANSFEROR

     INDENTURE dated as of August 18, 1997 among Wilsons The Leather Experts Inc., a Minnesota corporation (the "Company"), the other corporations listed on the signature pages hereof (each a "Guarantor" and collectively, the "Guarantors"), and Norwest Bank Minnesota, National Association, as trustee (the "Trustee").

     The Company, the Guarantors and the Trustee agree as follows for the benefit of each other and for the equal and ratable benefit of the Holders of the 11 1/4% Series A Senior Notes due 2004 (the "Series A Senior Notes") and the 11 1/4% Series B Senior Notes due 2004 (the "Series B Senior Notes" or the "Exchange Notes" and, together with the Series A Senior Notes, the "Senior Notes"):

                                  ARTICLE 1.

                  DEFINITIONS AND INCORPORATION BY REFERENCE

Section 1.01.   Definitions.

     "Acquired Debt" means, with respect to any specified Person, (i) Indebtedness of any other Person existing at the time such other Person is merged with or into or became a Subsidiary of such specified Person, including, without limitation, Indebtedness incurred in connection with, or in contemplation of, such other Person merging with or into or becoming a Subsidiary of such specified Person, and (ii) Indebtedness secured by a Lien encumbering any asset acquired by such specified Person.

     "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise; provided that beneficial ownership of 10% or more of the Voting Stock of a Person shall be deemed to be control.

     "Adjusted Net Assets" of a Guarantor at any date shall mean the lesser of
(i) the amount by which the fair value of the property of such Guarantor exceeds the total amount of liabilities, including, without limitation, contingent liabilities (after giving effect to all other fixed and contingent liabilities incurred or assumed on such date), but excluding liabilities under the Guarantee, of such Guarantor at such date and (ii) the amount by which the present fair salable value of the assets of such Guarantor at such date exceeds the amount that will be required to pay the probable liability of such Guarantor on its debts (after giving effect to all other fixed and contingent liabilities incurred or assumed on such date and after giving effect to any collection from any Subsidiary of such Guarantor in respect of the obligations of such Subsidiary under the Guarantee), excluding debt in respect of the Guarantee, as they become absolute and matured.

     "Agent" means any Registrar, Paying Agent or co-registrar.

     "Asset Sale" means (i) the sale, lease, conveyance or other disposition of any assets or rights (including, without limitation, by way of a sale and leaseback) other than sales of inventory in the ordinary course of business consistent with past practices; (provided that the sale, lease, conveyance or other disposition of all or substantially all of the assets of the Company and its Subsidiaries taken as a whole shall be governed by Section 4.15 hereof and/or Section 5.01 hereof and not by Section 4.10 hereof), and (ii) the issue or sale by the Company or any of its Restricted Subsidiaries of Equity Interests of any of the Company's Restricted Subsidiaries, in the case of either clause
(i) or (ii), whether in a single transaction or a series of related transactions
(a) that have a fair market value in excess of $1.0 million or (b) for net proceeds in excess of $1.0 million. Notwithstanding the foregoing: (i) a transfer of assets by the Company to a Wholly Owned Restricted Subsidiary or by a Wholly Owned Restricted Subsidiary to the Company or to another Wholly Owned Restricted Subsidiary, (ii) an issuance of Equity Interests by a Wholly Owned Restricted Subsidiary to the Company or to another Wholly Owned Restricted Subsidiary, and (iii) a Restricted Payment that is permitted by Section 4.07 hereof shall not be deemed to be Asset Sales.

     "Bankruptcy Law" means Title 11, U.S. Code or any similar federal or state law for the relief of debtors.

     "Board of Directors" means the Board of Directors of the Company, or any authorized committee of the Board of Directors.

     "Borrowing Base" means, as of any date, an amount equal to the sum of (i) sixty-five percent (65%) of the book value of Eligible Inventory, other than Lay Away Inventory (as such terms are defined in the Senior Credit Facility on the Issue Date) valued on a first-in, first-out basis (at the lower of cost or market), plus (ii) sixty-five percent (65%) of Lay Away Inventory valued as follows: (unpaid purchase price / .625) x .50, minus (iii) Reserves (as defined in the Senior Credit Facility on the Issue Date). To the extent that information is not available to calculate the amount of Eligible Inventory, Lay Away Inventory or Reserves, as of a specific date, the Company may utilize the most recent available information for purposes of calculating the Borrowing Base.

     "Business Day" means any day other than a Legal Holiday.

     "Capital Lease Obligation" means, at the time any determination thereof is to be made, the amount of the liability in respect of a capital lease that would at such time be required to be capitalized on a balance sheet in accordance with GAAP.

     "Capital Stock" means (i) in the case of a corporation, corporate stock,
(ii) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock, (iii) in the case of a partnership (whether general or limited) or limited liability company, partnership or membership interests and (iv) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person, other than interests or participations in the nature of compensation.

     "Cash Equivalents" means (i) marketable direct obligations issued or unconditionally guaranteed by the United States of America or any agency thereof maturing within one year from the date of acquisition thereof, (ii) commercial paper maturing no more than one year from the date of creation thereof and having an investment rating of A-2 or P-2 or better from either Standard & Poor's Corporation or Moody's Investors Service, Inc., (iii) time deposits, demand deposits and certificates of deposit, maturing no more than one year from the date of creation thereof, issued by commercial banks incorporated under the laws of the United States of America, each having combined capital, surplus and undivided profits of not less than $300,000,000 and having a senior secured rating of "A" or better by a nationally recognized rating agency (an "A Bank"),
(iv) time deposits, maturing no more than 30 days from the date of creation thereof with an A Bank, and (v) overnight repurchase obligations issued by an A Bank.

     "Change of Control" means the occurrence of any of the following: (i) the sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation or the grant of mortgages, security interests or liens), in one or a series of related transactions, of all or substantially all of the assets of the Company and its Subsidiaries taken as a whole to any "person" (as such term is used in Section

13(d)(3) of the Exchange Act) other than the Company and/or one or more Subsidiaries, (ii) the adoption of a plan relating to the complete liquidation or dissolution of the Company, (iii) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any "person" (as defined above except that no two or more individuals or entities shall be deemed to be a single "person" solely by reason of being parties to the Shareholder Agreement), other than the Principals and their Related Parties, becomes the "beneficial owner" (as such term is defined in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that a person shall be deemed to have "beneficial ownership" of all securities that such person has the right to acquire, whether such right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition and except that no individual or entity shall be deemed to "beneficially own" any Voting Stock beneficially owned by any other individual or entity solely by reason of being a party to the Shareholder Agreement), directly or indirectly, of more than 40% of the Voting Stock of the Company (measured by voting power rather than number of shares), provided that a Change of Control shall not occur as a result of a merger, consolidation or other transaction in which the persons who beneficially owned the Voting Stock of the Company immediately prior to the transaction continue to own, directly or indirectly, at least 60% of the Voting Stock of the corporation surviving such transaction or its parent corporation (measured by voting power rather than number of shares) in substantially the same percentage relative to each other as they owned before the transaction (except as affected by cashing out fractional shares or dissenting shareholders) or (iv) the first day on which a majority of the members of the Board of Directors of the Company are not Continuing Directors.

     "Code" means the Internal Revenue Code of 1986, as amended (or any successor statute thereto), and the regulations promulgated thereunder, all as in effect from time to time.

     "Company" means Wilsons The Leather Experts Inc., a Minnesota corporation.

     "Consolidated Cash Flow" means, with respect to any Person for any period, the Consolidated Net Income of such Person for such period plus (i) an amount equal to any extraordinary loss plus any net loss realized in connection with an Asset Sale (to the extent such losses were deducted in computing such Consolidated Net Income), plus (ii) provision for taxes based on income or profits of such Person and its Subsidiaries for such period, to the extent that such provision for taxes was included in computing such Consolidated Net Income, plus (iii) consolidated interest expense of such Person and its Subsidiaries for such period, whether paid or accrued and whether or not capitalized (including, without limitation, amortization of debt issuance costs and original issue discount, non-cash interest payments, the interest component of any deferred payment obligations, the interest component of all payments associated with Capital Lease Obligations, commissions, discounts and other fees and charges incurred in respect of letter of credit or bankers' acceptance financings, and net payments (if any) pursuant to Hedging Obligations), to the extent that any such expense was deducted in computing such Consolidated Net Income, plus (iv) depreciation, amortization (including amortization of goodwill and other intangibles but excluding amortization of prepaid cash expenses that were paid in a prior period) and other non-cash expenses (including non-cash compensation expenses associated with vesting of restricted stock or other equity compensation but excluding any non-cash expense to the extent that it represents an accrual of or reserve for cash expenses in any future period or amortization of a prepaid cash expense that was paid in a prior period) of such Person and its Subsidiaries for such period to the extent that such depreciation, amortization and other non-cash expenses were deducted in computing such Consolidated Net Income, minus (v) non-cash items increasing such Consolidated Net Income for such period, in each case, on a consolidated basis and determined in accordance with GAAP.

     "Consolidated Net Income" means, with respect to any Person for any period, the aggregate of the Net Income of such Person and its Restricted Subsidiaries for such period, on a consolidated basis, determined in accordance with GAAP; provided that (i) the Net Income (but not loss) of any Person that is not a Restricted Subsidiary or that is accounted for by the equity method of accounting shall be included only to the extent of the amount of dividends or distributions paid in cash to the referent Person or a Wholly Owned Restricted Subsidiary thereof that is a Guarantor, (ii) the Net Income of any Person acquired in a pooling of interests transaction for any period prior to the date of such acquisition shall be excluded, (iii) the cumulative effect of a change in accounting principles shall be excluded and,
(iv) solely with respect to clause (i) of paragraph (c) of Section 4.07 hereof, the Net Income of any Restricted Subsidiary shall be excluded to the extent that the declaration or payment of dividends or similar distributions by that Restricted Subsidiary of that Net Income is not at the date of determination permitted without any prior governmental approval (that has not been obtained), directly or indirectly, by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Restricted Subsidiary or its stockholders.

     "Consolidated Net Worth" means, with respect to any Person as of any date, the sum of (i) the consolidated equity of the common stockholders of such Person and its Restricted Subsidiaries as of such date plus (ii) the respective amounts reported on such Person's balance sheet as of such date with respect to any series of preferred stock (other than Disqualified Stock) that by its terms is not entitled to the payment of dividends unless such dividends may be declared and paid only out of net earnings in respect of the year of such declaration and payment, but only to the extent of any cash received by such Person upon issuance of such preferred stock, less (x) all write-ups (other than write-ups resulting from foreign currency translations and write-ups of tangible assets of a going concern business made within 12 months after the acquisition of such business) subsequent to the date of this Indenture in the book value of any asset owned by such Person or a Restricted Subsidiary of such Person, (y) all Investments as of such date in unconsolidated Restricted Subsidiaries and in Persons that are not Restricted Subsidiaries (except, in each case, Permitted Investments), and (z) all unamortized debt discount and expense and unamortized deferred charges as of such date, all of the foregoing determined in accordance with GAAP.

     "Continuing Directors" means, as of any date of determination, any member of the Board of Directors of the Company who (i) was a member of such Board of Directors on the date of this Indenture or (ii) was nominated for election or elected or appointed to such Board of Directors by the Board of Directors at a time when a majority of the Board consisted of Continuing Directors.

     "Corporate Trust Office of the Trustee" shall be at the address of the Trustee specified in Section 11.02 hereof or such other address as to which the Trustee may give notice to the Company.

     "Custodian" means any receiver, trustee, assignee, liquidatory sequestration or similar official under any Bankruptcy Law.

     "Default" means any event that is or with the passage of time or the giving of notice or both would be an Event of Default.

     "Definitive Senior Notes" means Senior Notes that are in the form of the Senior Notes attached hereto as Exhibit A, that do not include the information called for by footnotes 1 and 2 thereof.

     "Depository" means, with respect to the Senior Notes issuable or issued in whole or in part in global form, the Person specified in Section 2.03 hereof as the Depository with respect to the Senior Notes, until a successor shall have been appointed and become such pursuant to the applicable provisions of this Indenture, and, thereafter, "Depository" shall mean or include such successor.

     "Disqualified Stock" means any Capital Stock that, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or redeemable at the option of the Holder thereof, in whole or in part, on or prior to the date that is 91 days after the date on which the Senior Notes mature.

     "Equity Interests" means Capital Stock and all warrants, options or other rights to acquire Capital Stock (but excluding any debt security that is convertible into, or exchangeable for, Capital Stock).

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Exchange Offer" means the offer that may be made by the Company pursuant to the Registration Rights Agreement to exchange Exchange Notes for Series A Senior Notes.

     "Existing Indebtedness" means Indebtedness of the Company and its Subsidiaries (other than Indebtedness under the Senior Credit Facility) in existence on the date of this Indenture, until such amounts are repaid.

     "Fixed Charges" means, with respect to any Person for any period, the sum, without duplication, of (i) the consolidated interest expense of such Person and its Restricted Subsidiaries for such period, whether paid or accrued (including, without limitation, amortization of debt issuance costs and original issue discount, non-cash interest payments, the interest component of any deferred payment obligations, the interest component of all payments associated with Capital Lease Obligations, commissions, discounts and other fees and charges incurred in respect of letter of credit or bankers' acceptance financings, and net payments (if any) pursuant to Hedging Obligations) and (ii) the consolidated interest expense of such Person and its Restricted Subsidiaries that was capitalized during such period, and (iii) any interest expense on Indebtedness of another Person that is guaranteed by such Person or one of its Restricted Subsidiaries or secured by a Lien on assets of such Person or one of its Restricted Subsidiaries (whether or not such guarantee or Lien is called upon), and (iv) the product of (a) all dividend payments, whether or not in cash, on any series of preferred stock of such Person or any of its Restricted Subsidiaries, other than dividend payments on Equity Interests payable solely in Equity Interests of the Company, times (b) a fraction, the numerator of which is one and the denominator of which is one minus the then current combined federal, state and local statutory tax rate of such Person, expressed as a decimal, in each case, on a consolidated basis and in accordance with GAAP.

     "Fixed Charge Coverage Ratio" means with respect to any Person and its Restricted Subsidiaries for any period, the ratio of the Consolidated Cash Flow of such Person and its Restricted Subsidiaries for such period to the Fixed Charges of such Person and its Restricted Subsidiaries for such period. In the event that the Company or any of its Restricted Subsidiaries incurs, assumes, guarantees or redeems any Indebtedness (other than revolving credit borrowings) or issues preferred stock subsequent to the commencement of the period for which the Fixed Charge Coverage Ratio is being calculated but prior to the date on which the event for which the calculation of the Fixed Charge Coverage Ratio is made (the "Calculation Date"), then the Fixed Charge Coverage Ratio shall be calculated giving pro forma effect to such incurrence, assumption, guarantee or redemption of Indebtedness, or such issuance or redemption of preferred stock, as if the same had occurred at the beginning of the applicable four-quarter reference period. In addition, for purposes of making the computation referred to above, (i) acquisitions that have been made by the Company or any of its Restricted Subsidiaries, including through mergers or consolidations and including any related financing transactions, during the four-quarter reference period or subsequent to such reference period and on or prior to the Calculation Date shall be deemed to have occurred on the first day of the four-quarter reference period and Consolidated Cash Flow for such reference period shall be calculated without giving effect to clause (ii) of the proviso set forth in the definition of Consolidated Net Income, and (ii) the Consolidated Cash Flow attributable to discontinued operations, as determined in accordance with GAAP, and operations or businesses disposed of (including, without limitation, in any Asset Sale) prior to the Calculation Date, shall be excluded, and (iii) the Fixed Charges attributable to discontinued operations, as determined in accordance with GAAP, and operations or businesses disposed of prior to the Calculation Date, shall be excluded, but only to the extent that the obligations giving rise to such Fixed Charges will not be obligations of the referent Person or any of its Restricted Subsidiaries following the Calculation Date.

     "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as have been approved by a significant segment of the accounting profession, which are in effect from time to time.

     "Global Senior Note" means a Senior Note that contains the paragraph referred to in footnote 1 and the additional schedule referred to in footnote 2 to the form of the Senior Note attached hereto as Exhibit A.

     "Government Securities" means direct obligations of, or obligations guaranteed by, the United States of America for the payment of which guarantee or obligations the full faith and credit of the United States of America is pledged.

     "Guarantee" means, individually and collectively, the guarantees given by the Guarantors pursuant to Article 10 hereof, including a notation in the Senior Notes substantially in the form attached hereto as Exhibit A-1.

     "Guarantors" means each of (i) Subsidiaries of the Company in existence on the date of this Indenture (except Wilsons (UK) Limited, Wilsons Leather Gatsair Limited and Wilsons Leather Gatsland Limited) and listed on the signature pages hereof and (ii) any other Subsidiary that executes a Guarantee in accordance with the provisions of this Indenture, and their respective successors and assigns to the extent not released pursuant to the terms of this Indenture.

     "Hedging Obligations" means, with respect to any Person, the obligations of such Person under (i) interest rate swap agreements, interest rate cap agreements and interest rate collar agreements and (ii) other agreements or arrangements designed to protect such Person against fluctuations in interest rates.

     "Holder" means a Person in whose name a Senior Note is registered.

     "Indebtedness" means, with respect to any Person, any indebtedness of such Person, whether or not contingent, in respect of borrowed money or evidenced by bonds, notes, debentures or similar instruments or letters of credit (or reimbursement agreements in respect thereof) or banker's acceptances or representing Capital Lease Obligations or the balance deferred and unpaid of the purchase price of any property or representing any Hedging Obligations, except any such balance that constitutes an accrued expense or trade payable, if and to the extent any of the foregoing indebtedness (other than letters of credit and Hedging Obligations) would appear as a liability upon a balance sheet of such Person prepared in accordance with GAAP, as well as all indebtedness of others secured by a Lien on any asset of such Person (whether or not such indebtedness is assumed by such Person) and, to the extent not otherwise included, the

Guarantee by such Person of any indebtedness of any other Person. The amount of any Indebtedness outstanding as of any date shall be (i) the accreted value thereof, in the case of any Indebtedness that does not require current payments of interest, and (ii) the principal amount thereof, together with any interest thereon that is more than 30 days past due, in the case of any other Indebtedness.

     "Indenture" means this Indenture, as amended or supplemented from time to time.

     "Investments" means, with respect to any Person, all investments by such Person in other Persons (including Affiliates) in the forms of direct or indirect loans (including guarantees of Indebtedness or other obligations), advances or capital contributions (excluding commission, travel and similar advances to officers and employees made in the ordinary course of business), purchases or other acquisitions for consideration of Indebtedness, Equity Interests or other securities, together with all items that are or would be classified as investments on a balance sheet prepared in accordance with GAAP. If the Company or any Restricted Subsidiary of the Company sells or otherwise disposes of any Equity Interests of any direct or indirect Restricted Subsidiary of the Company such that, after giving effect to any such sale or disposition, such Person is no longer a Restricted Subsidiary of the Company, the Company shall be deemed to have made an Investment on the date of any such sale or disposition equal to the fair market value of the Equity Interests of such Restricted Subsidiary not sold or disposed of in an amount determined as provided in the final paragraph of Section 4.07 hereof.

     "Issue Date" means August 18, 1997.

     "Legal Holiday" means a Saturday, a Sunday or a day on which banking institutions in the City of New York or at a place of payment are authorized by law, regulation or executive order to remain closed. If a payment date is a Legal Holiday at a place of payment, payment may be made at that place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period.

     "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law (including any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell or give a security interest in and any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statutes) of any jurisdiction).

     "Liquidated Damages" means all liquidated damages then owing pursuant to
Section 5 of the Registration Rights Agreement.

     "Net Income" means, with respect to any Person, the net income (loss) of such Person, determined in accordance with GAAP and before any reduction in respect of preferred stock dividends, excluding, however, (i) any gain (but not loss), together with any related provision for taxes on such gain (but not loss), realized in connection with (a) any Asset Sale (including, without limitation, dispositions pursuant to sale and leaseback transactions) or (b) the disposition of any securities by such Person or any of its Restricted Subsidiaries or the extinguishment of any Indebtedness of such Person or any of its Restricted Subsidiaries and (ii) any extraordinary or nonrecurring gain (but not loss), together with any related provision for taxes on such extraordinary or nonrecurring gain (but not loss).

     "Net Proceeds" means the aggregate cash proceeds received by the Company or any of its Restricted Subsidiaries in respect of any Asset Sale (including, without limitation, any cash received upon the sale or other disposition of any non-cash consideration received in any Asset Sale), net of the direct costs relating to such Asset Sale (including, without limitation, legal, accounting and investment banking fees, and sales commissions) and any relocation expenses incurred as a result thereof, taxes paid or payable as a result thereof (after taking into account any available tax credits or deductions and any tax sharing arrangements), amounts required to be applied to the repayment of Indebtedness (other than the Senior Credit Facility) secured by a Lien on the asset or assets that were the subject of such Asset Sale and any reserve for adjustment in respect of the sale price of such asset or assets established in accordance with GAAP.

     "Non-Recourse Debt" means Indebtedness (i) as to which neither the Company nor any of its Restricted Subsidiaries (a) provides credit support of any kind (including any undertaking, agreement or instrument that would constitute Indebtedness), (b) is directly or indirectly liable (as a guarantor or otherwise), or (c) constitutes the lender, and (ii) no default with respect to which (including any rights that the holders thereof may have to take enforcement action against an Unrestricted Subsidiary) would permit (upon notice, lapse of time or both) any holder of any other Indebtedness (other than the Senior Credit Facility) of the Company or any of its Restricted Subsidiaries to declare a default on such other Indebtedness or cause the payment thereof to be accelerated or payable prior to its stated maturity; and (iii) as to which the lenders have been notified in writing that they will not have any recourse to the stock or assets of the Company or any of its Restricted Subsidiaries.

     "Obligations" means any principal, interest, penalties, fees, indemnifications, reimbursements, damages and other liabilities payable under the documentation governing any Indebtedness.

     "Officer" means, with respect to any Person, the Chairman of the Board, the Chief Executive Officer, the President, the Chief Operating Officer, the Chief Financial Officer, the Treasurer, any Assistant Treasurer, the Controller, the Secretary or any Vice-President of such Person.

     "Officers' Certificate" means a certificate signed on behalf of the Company or any Guarantor, as applicable, by two Officers of the Company or any Guarantor, as applicable, one of whom must be the principal executive officer, the principal financial officer, the treasurer or the principal accounting officer of the Company or any Guarantor, as applicable, that meets the requirements of Section 11.05 hereof.

     "Opinion of Counsel" means an opinion from legal counsel who is reasonably acceptable to the Trustee, that meets the requirements of Section 11.05 hereof. The counsel may be an employee of or counsel to the Company, any Subsidiary of the Company or the Trustee.

     "Permitted Business" means any business conducted by the Company or any of its Subsidiaries on the Issue Date and any other clothing or accessories retailing or wholesaling business.

     "Permitted Investments" means (a) any Investment in the Company or in a Wholly Owned Restricted Subsidiary of the Company that is a Guarantor; (b) any Investment in Cash Equivalents; (c) any Investment by the Company or any Restricted Subsidiary of the Company in a Person, if as a result of such Investment (i) such Person becomes a Wholly Owned Restricted Subsidiary of the Company and a Guarantor that is engaged in a Permitted Business, or (ii) such Person is merged, consolidated or amalgamated with or into, or transfers or conveys substantially all of its assets to, or is liquidated into, the Company or a Wholly Owned Restricted Subsidiary of the Company that is a Guarantor and that is engaged in the same or a similar line of business as the Company and its Restricted Subsidiaries were engaged in on the date of this Indenture; (d) any Restricted Investment made as a result of the receipt of non-cash consideration from an Asset Sale that was made pursuant to and in compliance with Section 4.10 hereof; (e) any acquisition of assets solely in exchange for the issuance of Equity Interests (other than

Disqualified Stock) of the Company; and (f) other Investments in any Person having an aggregate fair market value (measured on the date each such Investment was made and without giving effect to subsequent changes in value), when taken together with all other Investments made pursuant to this clause (f) that are at the time outstanding, not to exceed $5.0 million.

     "Permitted Liens" means (i) Liens securing Obligations of the Company or any Restricted Subsidiary under the Senior Credit Facility; (ii) Liens in favor of the Company and liens by any store Subsidiary in favor of Wilsons Leather Holdings Inc. deemed to arise by reason of the consignment of inventory to such store Subsidiary; (iii) Liens on property of a Person existing at the time such Person is merged into or consolidated with the Company or any Restricted Subsidiary of the Company; provided that such Liens were in existence prior to the contemplation of such merger or consolidation and do not extend to any assets other than those of the Person merged into or consolidated with the Company; (iv) Liens on property existing at the time of acquisition thereof by the Company or any Restricted Subsidiary of the Company, provided that such Liens were in existence prior to the contemplation of such acquisition; (v) Liens to secure the performance of statutory obligations, surety or appeal bonds, performance bonds or other obligations of a like nature including pledges or deposits to secure bids, tender contracts (other than contracts for the payment of money) or leases incurred in the ordinary course of business; (vi) Liens to secure Indebtedness (including Capital Lease Obligations) permitted by clause (iv) of the third paragraph of Section 4.09 hereof covering only the assets acquired with such Indebtedness; (vii) Liens existing on the date of this Indenture; (viii) Liens for taxes, assessments or governmental charges or claims that are not yet delinquent or that are being contested in good faith by appropriate proceedings promptly instituted and diligently concluded, provided that any reserve or other appropriate provision as shall be required in conformity with GAAP shall have been made therefor; (ix) zoning restrictions, easements, licenses or other restrictions on the use of any real estate or other minor irregularities in the title thereto, so long as the same do not materially impair the use, value or marketability of such real estate; (x) Liens on assets of Unrestricted Subsidiaries that secure Non-Recourse Debt of Unrestricted Subsidiaries and (xi) Liens incurred in the ordinary course of business of the Company or any Restricted Subsidiary of the Company with respect to obligations that do not exceed $5.0 million at any one time outstanding and that (a) are not incurred in connection with the borrowing of money or the obtaining of advances or credit (other than trade credit in the ordinary course of business) and (b) do not in the aggregate materially detract from the value of the property or materially impair the use thereof in the operation of business by the Company or such Restricted Subsidiary.

     "Permitted Refinancing Indebtedness" means any Indebtedness of the Company or any of its Restricted Subsidiaries issued in exchange for, or the net proceeds of which are used to extend, refinance, renew, replace, defease or refund other Indebtedness of the Company or any of its Restricted Subsidiaries (other than under the Senior Credit Facility, the extension, refinancing, renewal, replacement, defeasance or refunding of which is governed by the definition of such term); provided that: (i) the principal amount (or accreted value, if applicable) of such Permitted Refinancing Indebtedness does not exceed the principal amount of (or accreted value, if applicable), plus accrued interest on, the Indebtedness so extended, refinanced, renewed, replaced, defeased or refunded (plus the amount of reasonable expenses incurred in connection therewith); (ii) such Permitted Refinancing Indebtedness has a final maturity date later than the final maturity date of, and has a Weighted Average Life to Maturity equal to or greater than the Weighted Average Life to Maturity of, the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded; (iii) if the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded is subordinated in right of payment to the Senior Notes, such Permitted Refinancing Indebtedness has a final maturity date later than the final maturity date of, and is subordinated in right of payment to, the Senior Notes on terms at least as favorable to the Holders of Senior Notes as those contained in the documentation governing the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded; and (iv) such Indebtedness is incurred either by the Company or by the Restricted Subsidiary who is the obligor on the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded.

     "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or other agency or political subdivision thereof.

     "Principals" means Joel N. Waller and David L. Rogers.

     "Registration Rights Agreement" means the Registration Rights Agreement, dated as of August 18, 1997, by and among the Company and the other parties named on the signature pages thereof, as such agreement may be amended, modified or supplemented from time to time.

     "Related Party" with respect to any Principal means (A) any spouse or immediate family member of such Principal or (B) any trust, corporation, partnership, limited liability company or other entity, a majority of the beneficial interest or voting interest in which is held, directly or indirectly, by such Principal and/or such other Persons referred to in the immediately preceding clause (A) with respect to such Principal.

     "Responsible Officer," when used with respect to the Trustee, means any officer within the Corporate Trust Services department of the Trustee (or any successor group of the Trustee) or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

     "Restricted Investment" means an Investment other than a Permitted Investment.

     "Restricted Subsidiary" of a Person means any Subsidiary of the referent Person that is not an Unrestricted Subsidiary.

     "SEC" means the Securities and Exchange Commission.

     "Securities Act" means the Securities Act of 1933, as amended.

     "Senior Credit Facility" means that certain Senior Credit Facility, dated as of May 25, 1996, by and among Wilsons Leather Holdings Inc. (as borrower), the Company and certain of its Subsidiaries (as guarantors) and the lenders party thereto, providing for up to $150.0 million of revolving credit borrowings and a $90.0 million letter of credit subfacility (as such amount may be increased as permitted under Section 4.09) hereof, including any related notes, guarantees, collateral documents, instruments and agreements executed in connection therewith, and in each case as amended, modified, extended, renewed, refunded, replaced or refinanced from time to time (including, without limitation, any refinancing in which the Company replaces Wilsons Leather Holdings Inc. as borrower). Indebtedness under the Senior Credit Facility outstanding on the date on which Senior Notes are first issued and authenticated under this Indenture shall be deemed to have been incurred on such date in reliance on the exception provided by clause (i) of the third paragraph of
Section 4.09 hereof.

     "Senior Note Custodian" means the Trustee, as custodian with respect to the Senior Notes in global form, or any successor entity thereto.

     "Shareholder Agreement" means the shareholder agreement dated as of May 25, 1996 among the Company, Leather Investors Limited Partnership I, Leather Investors Limited Partnership II and certain other shareholders of the Company and partners of such partnerships, as amended.

     "Significant Subsidiary" means any Subsidiary that would be a "significant subsidiary" as defined in Article 1, Rule 1-02 of Regulation S-X, promulgated pursuant to the Act, as such Regulation is in effect on the date hereof.

     "Stated Maturity" means, with respect to any installment of interest or principal on any series of Indebtedness, the date on which such payment of interest or principal was scheduled to be paid in the original documentation governing such Indebtedness, and shall not include any contingent obligations to repay, redeem or repurchase any such interest or principal prior to the date originally scheduled for the payment thereof.

     "Subsidiary" means, with respect to any Person, (i) any corporation, association or other business entity of which more than 50% of the total voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of that Person (or a combination thereof) and (ii) any partnership (a) the sole general partner or the managing general partner of which is such Person or a Subsidiary of such Person or (b) the only general partners of which are such Person or of one or more Subsidiaries of such Person (or any combination thereof).

     "TIA" means the Trustee Indenture Act of 1939 (15 U.S.C. (S)(S) 77aaa-77bbbb) as in effect on the date on which this Indenture is qualified under the TIA.

     "Transfer Restricted Securities" means securities that bear or are required to bear the legend set forth in Section 2.06 hereof.

     "Trustee" means the party named as such above until a successor replaces it in accordance with the applicable provisions of this Indenture and thereafter means the successor serving hereunder.

     "Unrestricted Subsidiary" means (i) any Subsidiary (other than Wilsons Leather Holdings Inc. or any of its parents or any successor to any of them) that is designated by the Board of Directors as an Unrestricted Subsidiary pursuant to a resolution of the Board of Directors; but only to the extent that such Subsidiary: (a) has no Indebtedness other than Non-Recourse Debt; (b) is not party to any agreement, contract, arrangement or understanding with the Company or any Restricted Subsidiary of the Company unless the terms of any such agreement, contract, arrangement or understanding are no less favorable to the Company or such Restricted Subsidiary than those that might be obtained at the time from Persons who are not Affiliates of the Company; (c) is a Person with respect to which neither the Company nor any of its Restricted Subsidiaries has any direct or indirect obligation (x) to subscribe for additional Equity Interests or (y) to maintain or preserve such Person's financial condition or to cause such Person to achieve any specified levels of operating results; (d) has not guaranteed or otherwise directly or indirectly provided credit support for any Indebtedness of the Company or any of its Restricted Subsidiaries; and (e) has at least one director on its board of directors that is not a director or executive officer of the Company or any of its Restricted Subsidiaries and has at least one executive officer that is not a director or executive officer of the Company or any of its Restricted Subsidiaries. Any such designation by the Board of Directors shall be evidenced to the Trustee by filing with the Trustee a certified copy of the resolution of the Board of Directors giving effect to such designation and an Officers' Certificate certifying that such designation complied with the foregoing conditions and was permitted by Section 4.07 hereof. If, at any time, any Unrestricted Subsidiary would fail to meet the foregoing requirements as an Unrestricted Subsidiary, it shall thereafter cease to be an Unrestricted Subsidiary for purposes of this Indenture and any Indebtedness of such Subsidiary shall be deemed to be incurred by a Restricted Subsidiary of the Company as of such date (and, if such Indebtedness is not permitted to be incurred as of such date under the covenant described in Section 4.09 hereof, the Company shall be in default of such covenant). The Board of Directors of the Company may at any time designate any Unrestricted Subsidiary to be a Restricted Subsidiary; provided that such designation shall be deemed to be an incurrence of Indebtedness by a Restricted Subsidiary of the Company of any outstanding Indebtedness of such Unrestricted Subsidiary and such designation shall only be permitted if (i) such Indebtedness is permitted under Section 4.09 hereof, calculated on a pro-forma basis as if such designation had occurred at the beginning of the four-quarter reference period, and (ii) no Default or Event of Default would be in existence following such designation.

     "Voting Stock" of any Person as of any date means the Capital Stock of such Person that is at the time entitled to vote in the election of the board of directors of such Person.

     "Weighted Average Life to Maturity" means, when applied to any Indebtedness at any date, the number of years obtained by dividing (i) the sum of the products obtained by multiplying (a) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect thereof, by (b) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment, by (ii) the then outstanding principal amount of such Indebtedness.

     "Wholly Owned Restricted Subsidiary" of any Person means a Restricted Subsidiary of such Person all of the outstanding Capital Stock or other ownership interests of which (other than directors' qualifying shares) shall at the time be owned by such Person and/or by one or more Wholly Owned Subsidiaries of such Person.

Section 1.02.    Other Definitions.

                                                    Defined in
                         Term                         Section
     "Affiliate Transaction".....................      4.11
     "Asset Sale Offer"..........................      3.09
     "Change of Control Offer"...................      4.15
     "Change of Control Payment".................      4.15
     "Change of Control Payment Date"............      4.15
     "Covenant Defeasance".......................      8.03
     "Event of Default"..........................      6.01
     "Excess Proceeds"...........................      4.10
     "incur".....................................      4.09
     "Legal Defeasance"..........................      8.02
     "Offer Amount"..............................      3.09
     "Offer Period"..............................      3.09
     "Paying Agent"..............................      2.03
     "Permitted Debt"............................      4.09
     "Purchase Date".............................      3.09
     "Registrar".................................      2.03

                                                    Defined in
                         Term                         Section
     "Restricted Payments".......................      4.07

Section 1.03.   Incorporation by Reference of Trust Indenture Act.

     Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture.

     The following TIA terms used in this Indenture have the following meanings:

     "indenture securities" means the Senior Notes and the Guarantees;

     "indenture security Holder" means a Holder of a Senior Note;

     "indenture to be qualified" means this Indenture;

     "indenture trustee" or "institutional trustee" means the Trustee;

     "obligor" on the Senior Notes means the Company and any successor obligor upon the Senior Notes or any Guarantor.

     All other terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule under the TIA have the meanings so assigned to them.

Section 1.04.   Rules of Construction.

     Unless the context otherwise requires:

          (1)    a term has the meaning assigned to it;

          (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

          (3)    "or" is not exclusive;

          (4) words in the singular include the plural, and in the plural include the singular;

          (5)    provisions apply to successive events and transactions; and

          (6) references to sections of or rules under the Securities Act shall be deemed to include substitute, replacement or successor sections or rules adopted by the SEC from time to time.

                                  ARTICLE  2.

                               THE SENIOR NOTES

Section 2.01.   Form and Dating.

     The Senior Notes and the Trustee's certificate of authentication shall be substantially in the form of Exhibit A hereto. The Guarantees shall be substantially in the form of Exhibit A-1, the terms of which are incorporated in and made part of this Indenture. The Senior Notes may have notations, legends or endorsements required by law, stock exchange rule or usage. Each Senior Note shall be dated the date of its authentication. The Senior Notes shall be in denominations of $1,000 and integral multiples thereof.

     The terms and provisions contained in the Senior Notes shall constitute, and are hereby expressly made, a part of this Indenture and the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

     Senior Notes issued in global form shall be substantially in the form of Exhibit A attached hereto (including the text referred to in footnotes 1 and 2 thereto). Senior Notes issued in definitive form shall be substantially in the form of Exhibit A attached hereto (but without including the text referred to in footnotes 1 and 2 thereto). Each Global Senior Note shall represent such of the outstanding Senior Notes as shall be specified therein and each shall provide that it shall represent the aggregate amount of outstanding Senior Notes from time to time endorsed thereon and that the aggregate amount of outstanding Senior Notes represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and redemptions. Any endorsement of a Global Senior Note to reflect the amount of any increase or decrease in the amount of outstanding Senior Notes represented thereby shall be made by the Trustee or the Senior Note Custodian, at the direction of the Trustee, in accordance with instructions given by the Holder thereof as required by Section
2.06 hereof.

Section 2.02.   Execution and Authentication.

     Two Officers shall sign the Senior Notes for the Company by manual or facsimile signature.

     If an Officer whose signature is on a Senior Note no longer holds that office at the time a Senior Note is authenticated, the Senior Note shall nevertheless be valid.

     A Senior Note shall not be valid until authenticated by the manual signature of the Trustee. The signature shall be conclusive evidence that the Senior Note has been authenticated under this Indenture.

     The Trustee shall, upon a written order of the Company signed by two Officers, authenticate Senior Notes for original issue up to the aggregate principal amount stated in paragraph 4 of the Senior Notes. The aggregate principal amount of Senior Notes outstanding at any time may not exceed such amount except as provided in Section 2.07 hereof.

     The Trustee may appoint an authenticating agent acceptable to the Company to authenticate Senior Notes. An authenticating agent may authenticate Senior Notes whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with the Company or an Affiliate of the Company.

Section 2.03.   Registrar and Paying Agent.

     (a) The Company shall maintain an office or agency where Senior Notes may be presented for registration of transfer or for exchange ("Registrar") and an office or agency where Senior Notes may be presented for payment ("Paying Agent"). The Registrar shall keep a register of the Senior Notes and of their transfer and exchange. The Company may appoint one or more co-registrars and one or more additional paying agents. The term "Registrar" includes any co-registrar and the term "Paying Agent" includes any additional paying agent. The Company may change any Paying Agent or Registrar without notice to any Holder. The Company shall notify the Trustee in writing of the name and address of any Agent not a party to this Indenture. If the Company fails to appoint or maintain another entity as Registrar or Paying Agent, the Trustee shall act as such. The Company or any of its Subsidiaries may act as Paying Agent or Registrar.

     The Company initially appoints The Depository Trust Company ("DTC") to act as Depository with respect to the Global Senior Notes.

     The Company initially appoints the Trustee to act as the Registrar and Paying Agent and to act as Senior Note Custodian with respect to the Global Senior Notes.

Section 2.04.   Paying Agent to Hold Money in Trust.

     The Company shall require each Paying Agent other than the Trustee to agree in writing that the Paying Agent will hold in trust for the benefit of Holders or the Trustee all money held by the Paying Agent for the payment of principal, premium or Liquidated Damages, if any, or interest on the Senior Notes, and will notify the Trustee of any default by the Company or any Guarantor in making any such payment. While any such default continues, the Trustee may require a Paying Agent to pay all money held by it to the Trustee. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee.
Upon payment over to the Trustee, the Paying Agent (if other than the Company or a Subsidiary) shall have no further liability for the money. If the Company or a Subsidiary acts as Paying Agent, it shall segregate and hold in a separate trust fund for the benefit of the Holders all money held by it as Paying Agent. Upon any bankruptcy or reorganization proceedings relating to the Company or a Guarantor, the Trustee shall serve as Paying Agent for the Senior Notes.

Section 2.05.   Holder Lists.

     The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of all Holders and shall otherwise comply with TIA (S) 312(a). If the Trustee is not the Registrar, the Company and/or the Guarantors shall furnish to the Trustee at least seven Business Days before each interest payment date and at such other times as the Trustee may request in writing, a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of the Holders of Senior Notes and the Company and the Guarantors shall otherwise comply with TIA (S) 312(a).

Section 2.06.   Transfer and Exchange.

     (a) Transfer and Exchange of Definitive Senior Notes. When Definitive Senior Notes are presented by a Holder to the Registrar with a request:

          (x)    to register the transfer of the Definitive Senior Notes; or

          (y) to exchange such Definitive Senior Notes for an equal principal amount of Definitive Senior Notes of other authorized denominations,

the Registrar shall register the transfer or make the exchange as requested if its requirements for such transactions are met; provided, however, that the Definitive Senior Notes presented or surrendered for register of transfer or exchange:

          (i) shall be duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Registrar duly executed by such Holder or by his attorney, duly authorized in writing; and

          (ii) in the case of a Definitive Senior Note that is a Transfer Restricted Security, such request shall be accompanied by the following additional information and documents, as applicable:

                 (A) if such Transfer Restricted Security is being delivered to the Registrar by a Holder for registration in the name of such Holder, without transfer, a certification to that effect from such Holder (in substantially the form of Exhibit B hereto); or

                 (B) if such Transfer Restricted Security is being transferred to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) in accordance with Rule 144A under the Securities Act or pursuant to an exemption from registration in accordance with Rule 144 or Rule 904 under the Securities Act or pursuant to an effective registration statement under the Securities Act, a certification to that effect from such Holder (in substantially the form of Exhibit B hereto); or

                 (C) if such Transfer Restricted Security is being transferred in reliance on another exemption from the registration requirements of the Securities Act, a certification to that effect from such Holder (in substantially the form of Exhibit B hereto) and an Opinion of Counsel from such Holder or the transferee reasonably acceptable to the Company and to the Registrar to the effect that such transfer is in compliance with the Securities Act.

     (b) Transfer of a Definitive Senior Note for a Beneficial Interest in a Global Senior Note. A Definitive Senior Note may not be exchanged for a beneficial interest in a Global Senior Note except upon satisfaction of the requirements set forth below. Upon receipt by the Trustee of a Definitive Senior Note, duly endorsed or accompanied by appropriate instruments of transfer, in form satisfactory to the Trustee, together with:

          (i) if such Definitive Senior Note is a Transfer Restricted Security, a certification from the Holder thereof (in substantially the form of Exhibit B hereto) to the effect that such Definitive Senior Note is being transferred by such Holder to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) in accordance with Rule 144A under the Securities Act; and

          (ii) whether or not such Definitive Senior Note is a Transfer Restricted Security, written instructions from the Holder thereof directing the Trustee to make, or to direct the Senior Note Custodian to make, an endorsement on the Global Senior Note to reflect an increase in the aggregate principal amount of the Senior Notes represented by the Global Senior Note, in which case the Trustee shall cancel such Definitive Senior Note in accordance with Section 2.11 hereof and cause, or direct the Senior Note Custodian to cause, in accordance with the standing instructions and procedures existing between the Depository and the Senior Note Custodian, the aggregate principal amount of Senior Notes represented by the Global Senior Note to be increased accordingly. If no Global Senior Notes are then outstanding, the Company shall issue and, upon receipt of an authentication order in accordance with Section
2.02 hereof, the Trustee shall authenticate a new Global Senior Note in the appropriate principal amount.

     (c) Transfer and Exchange of Global Senior Notes. The transfer and exchange of Global Senior Notes or beneficial interests therein shall be effected through the Depository, in accordance with this Indenture and the procedures of the Depository therefor, which shall include restrictions on transfer comparable to those set forth herein to the extent required by the Securities Act.

     (d) Transfer of a Beneficial Interest in a Global Senior Note for a Definitive Senior Note.

          (i) Any Person having a beneficial interest in a Global Senior Note may upon request exchange such beneficial interest for a Definitive Senior Note. Upon receipt by the Trustee of written instructions or such other form of instructions as is customary for the Depository, from the Depository or its nominee on behalf of any Person having a beneficial interest in a Global Senior Note, and, in the case of a Transfer Restricted Security, the following additional information and documents (all of which may be submitted by facsimile):

                 (A) if such beneficial interest is being transferred to the Person designated by the Depository as being the beneficial owner, a certification to that effect from such Person (in substantially the form of Exhibit B hereto); or

                 (B) if such beneficial interest is being transferred to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) in accordance with Rule 144A under the Securities Act or pursuant to an exemption from registration in accordance with Rule 144 or Rule 904 under the Securities Act or pursuant to an effective registration statement under the Securities Act, a certification to that effect from the transferor (in substantially the form of Exhibit B hereto); or

                 (C) if such beneficial interest is being transferred in reliance on another exemption from the registration requirements of the Securities Act, a certification to that effect from the transferor (in substantially the form of Exhibit B hereto) and an Opinion of Counsel from the transferee or transferor reasonably acceptable to the Company and to the Registrar to the effect that such transfer is in compliance with the Securities Act, in which case the Trustee or the Senior Note Custodian, at the direction of the Trustee, shall, in accordance with the standing instructions and procedures existing between the Depository and the Senior Note Custodian, cause the aggregate principal amount of Global Senior Notes to be reduced accordingly and, following such reduction, the Company shall execute and, upon receipt of an authentication order in accordance with Section 2.02 hereof, the Trustee shall authenticate and deliver to the transferee a Definitive Senior
                 Note in the appropriate principal amount.

          (ii) Definitive Senior Notes issued in exchange for a beneficial interest in a Global Senior Note pursuant to this Section 2.06(d) shall be registered in such names and in such authorized denominations as the Depository, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Definitive Senior Notes to the Persons in whose names such Senior Notes are so registered.

     (e) Restrictions on Transfer and Exchange of Global Senior Notes. Notwithstanding any other provision of this Indenture (other than the provisions set forth in subsection (f) of this Section 2.06), a Global Senior Note may not be transferred as a whole except by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository or by the Depository or any such nominee to a successor Depository or a nominee of such successor Depository.

     (f) Authentication of Definitive Senior Notes in Absence of Depository. If at any time:

          (i) the Depository for the Senior Notes notifies the Company that the Depository is unwilling or unable to continue as Depository for the Global Senior Notes and a successor Depository for the Global Senior Notes is not appointed by the Company within 90 days after delivery of such notice; or

          (ii) the Company, at its sole discretion, notifies the Trustee in writing that it elects to cause the issuance of Definitive Senior Notes under this Indenture,

then the Company shall execute, and the Trustee shall, upon receipt of an authentication order in accordance with Section 2.02 hereof, authenticate and deliver, Definitive Senior Notes in an aggregate principal amount equal to the principal amount of the Global Senior Notes in exchange for such Global Senior Notes.

     (g)  Legends.

          (i) Except as permitted by the following paragraphs (ii) and (iii), each Senior Note certificate evidencing Global Senior Notes and Definitive Senior Notes (and all Senior Notes issued in exchange therefor or substitution thereof) shall bear legends in substantially the following form:

                 "THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY

                 NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) SUCH SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY
                 (1) (a) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (b) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (c) OUTSIDE THE UNITED STATES TO A FOREIGN PERSON IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 UNDER THE SECURITIES ACT OR (d) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL IF THE COMPANY SO REQUESTS), (2) TO THE COMPANY OR
                 (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE SECURITY EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN (A) ABOVE."

          (ii) Upon any sale or transfer of a Transfer Restricted Security (including any Transfer Restricted Security represented by a Global Senior Note) pursuant to Rule 144 under the Securities Act or pursuant to an effective registration statement under the Securities Act:

                 (A) in the case of any Transfer Restricted Security that is a Definitive Senior Note, the Registrar shall permit the Holder thereof to exchange such Transfer Restricted Security for a Definitive Senior Note that does not bear the legend set forth in (i) above and rescind any restriction on the transfer of such Transfer Restricted Security; and

                 (B) in the case of any Transfer Restricted Security represented by a Global Senior Note, such Transfer Restricted Security shall not be required to bear the legend set forth in (i) above, but shall continue to be subject to the provisions of Section 2.06(c) hereof; provided, however, that with respect to any request for an exchange of a Transfer Restricted Security that is represented by a Global Senior Note for a Definitive Senior Note that does not bear the legend set forth in (i) above, which request is made in reliance upon Rule 144, the Holder thereof shall certify in writing to the Registrar that such request is being made pursuant to Rule 144 (such certification to be substantially in the form of Exhibit B hereto).

          (iii) Notwithstanding the foregoing, upon consummation of the Exchange Offer, the Company shall issue and, upon receipt of an authentication order in accordance with Section 2.02 hereof, the Trustee shall authenticate, Exchange Notes in exchange for Series A Senior Notes accepted for exchange in the Exchange Offer, which Exchange Notes shall not bear the legend set forth in (i) above, and the Registrar shall rescind any restriction on the transfer of such Senior Notes, in each case unless the Holder of such Series A Senior Notes is either (A) a broker-dealer, (B) a Person participating in the distribution of the Series A Senior Notes or (C) a Person who is an affiliate (as defined in Rule 144A) of the Company.

     (h) Cancellation and/or Adjustment of Global Senior Notes. At such time as all beneficial interests in Global Senior Notes have been exchanged for Definitive Senior Notes, redeemed, repurchased or canceled, all Global Senior Notes shall be returned to or retained and canceled by the Trustee in accordance with Section 2.11 hereof. At any time prior to such cancellation, if any beneficial interest in a Global Senior Note is exchanged for Definitive Senior Notes, redeemed, repurchased or canceled, the principal amount of Senior Notes represented by such Global Senior Note shall be reduced accordingly and an endorsement shall be made on such Global Senior Note, by the Trustee or the Senior Note Custodian, at the direction of the Trustee, to reflect such reduction.

     (i)  General Provisions Relating to Transfers and Exchanges.

          (i) To permit registrations of transfers and exchanges, the Company shall execute and the Trustee shall authenticate Definitive Senior Notes and Global Senior Notes at the Registrar's request.

          (ii) No service charge shall be made to a Holder for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer taxes or similar governmental charge payable upon exchange or transfer pursuant to Sections 3.07, 4.10, 4.15 and 9.05 hereto).

          (iii) The Registrar shall not be required to register the transfer of or exchange any Senior Note selected for redemption in whole or in part, except the unredeemed portion of any Senior Note being redeemed in part.

          (iv) All Definitive Senior Notes and Global Senior Notes issued upon any registration of transfer or exchange of Definitive Senior Notes or Global Senior Notes shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Definitive Senior Notes or Global Senior Notes surrendered upon such registration of transfer or exchange.

          (v) Prior to the issuance of any Exchange Notes in the Exchange Offer, counsel to the Company and the Guarantors shall deliver an Opinion of Counsel to the Trustee to the effect that:

                 (A) the Exchange Notes have been duly authorized and, when executed and authenticated in accordance with the provisions of this Indenture and delivered in exchange for Series A Notes in accordance with the Indenture and the Exchange Offer, will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Company, enforceable in accordance with their terms; and

                 (B) when the Exchange Notes are executed and authenticated in accordance with the provisions of the Indenture and delivered in exchange for Series A Notes in accordance with the Indenture and the Exchange Offer, the Guarantees endorsed thereon will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Guarantors, enforceable in accordance with their terms, in each case, subject to such exceptions and limitations as were contained in the opinion delivered by such counsel with respect to the Series A Notes.

          (vi)   The Company shall not be required:

                 (A) to issue, to register the transfer of or to exchange Senior Notes during a period beginning at the opening of business 15 days before the day of any selection of Senior Notes for redemption under Section 3.02 hereof and ending at the close of business on the day of selection; or

                 (B) to register the transfer of or to exchange any Senior Note so selected for redemption in whole or in part, except the unredeemed portion of any Senior Note being redeemed in part; or

                 (C) to register the transfer of or to exchange a Senior Note between a record date and the next succeeding interest payment date.

          (vii) Prior to due presentment for the registration of a transfer of any Senior Note, the Trustee, any Agent and the Company may deem and treat the Person in whose name any Senior Note is registered as the absolute owner of such Senior Note for the purpose of receiving payment of principal of and interest on such Senior Notes, and neither the Trustee, any Agent nor the Company shall be affected by notice to the contrary.

          (viii) The Trustee shall authenticate Definitive Senior Notes and Global Senior Notes in accordance with the provisions of
                 Section 2.02 hereof.

Section 2.07.   Replacement Senior Notes.

     If any mutilated Senior Note is surrendered to the Trustee, or the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Senior Note, the Company shall issue and the Trustee, upon the written order of the Company signed by two Officers of the Company, shall authenticate a replacement Senior Note if the Trustee's requirements are met.
If required by the Trustee or the Company, an indemnity bond must be supplied by the Holder that is sufficient in the judgment of the Trustee and the Company to protect the Company, the Trustee, any Agent and any authenticating agent from any loss that any of them may suffer if a Senior Note is replaced. The Company may charge for its expenses in replacing a Senior Note.

     Every replacement Senior Note is an obligation of the Company and shall be entitled to all of the benefits of this Indenture equally and proportionately with all other Senior Notes duly issued hereunder.

Section 2.08.  Outstanding Senior Notes.

     The Senior Notes outstanding at any time are all the Senior Notes authenticated by the Trustee except for those canceled by it, those delivered to it for cancellation, those reductions in the interest in a Global Senior Note effected by the Trustee in accordance with the provisions hereof, and those described in this Section as not outstanding. Except as set forth in Section
2.09 hereof, a Senior Note does not cease to be outstanding (unless canceled by the Trustee at the direction of the Company) because the Company or an Affiliate of the Company holds the Senior Note.

     If a Senior Note is replaced pursuant to Section 2.07 hereof, it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Senior Note is held by a bona fide purchaser.

     If the principal amount of any Senior Note is considered paid under Section
4.01 hereof, it ceases to be outstanding and interest on it ceases to accrue.

     If the Paying Agent (other than the Company, a Subsidiary or an Affiliate of any thereof) holds, on a redemption date or maturity date, money sufficient to pay Senior Notes payable on that date, then on and after that date such Senior Notes shall be deemed to be no longer outstanding and shall cease to accrue interest.

Section 2.09.  Treasury Senior Notes.

     In determining whether the Holders of the required principal amount of Senior Notes have concurred in any direction, waiver or consent, Senior Notes owned by the Company, any Guarantor or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company, shall be considered as though not outstanding, except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Senior Notes that a Trustee knows are so owned shall be so disregarded.

Section 2.10.  Temporary Senior Notes.

     Until definitive Senior Notes are ready for delivery, the Company may prepare and the Trustee shall authenticate temporary Senior Notes upon a written order of the Company signed by two Officers of the Company. Temporary Senior Notes shall be substantially in the form of definitive Senior Notes but may have variations that the Company considers appropriate for temporary Senior Notes and as shall be reasonably acceptable to the Trustee. Without unreasonable delay, the Company shall prepare and the Trustee shall authenticate definitive Senior Notes in exchange for temporary Senior Notes.

     Holders of temporary Senior Notes shall be entitled to all of the benefits of this Indenture.

Section 2.11.  Cancellation.

     The Company at any time may deliver Senior Notes to the Trustee for cancellation. The Registrar and Paying Agent shall forward to the Trustee any Senior Notes surrendered to them for registration of transfer, exchange or payment. The Trustee and no one else shall cancel all Senior Notes surrendered for registration of transfer, exchange, payment, replacement or cancellation and shall destroy canceled Senior Notes (subject to the record retention requirement of the Exchange Act). Certification of the destruction of all canceled Senior Notes shall be delivered to the Company. The Company may not issue new Senior Notes to replace Senior Notes that it has paid or that have been delivered to the Trustee for cancellation.

Section 2.12.  Defaulted Interest.

     If the Company defaults in a payment of interest on the Senior Notes, it shall pay the defaulted interest in any lawful manner plus, to the extent lawful, interest payable on the defaulted interest, to the Persons who are Holders on a subsequent special record date, in each case at the rate provided in the Senior Notes and in Section 4.01 hereof. The Company shall notify the Trustee in writing of the amount of defaulted interest proposed to be paid on each Senior Note and the date of the proposed payment. The Company shall fix or cause to be fixed each such special record date and payment date, provided that no such special record date shall be less than 10 days prior to the related payment date for such defaulted interest. At least 15 days before the special record date, the Company (or, upon the written request of the Company, the Trustee in the name and at the expense of the Company) shall mail or cause to be mailed to Holders a notice that states the special record date, the related payment date and the amount of such interest to be paid.

                                  ARTICLE 3.

                           REDEMPTION AND PREPAYMENT

Section 3.01.  Notices to Trustee.

     If the Company elects to redeem Senior Notes pursuant to the optional redemption provisions of Section 3.07 hereof, it shall furnish to the Trustee, at least 30 days but not more than 60 days before a redemption date, an Officers' Certificate setting forth (i) the clause of this Indenture pursuant to which the redemption shall occur, (ii) the redemption date, (iii) the principal amount of Senior Notes to be redeemed and (iv) the redemption price.

Section 3.02.  Selection of Senior Notes to be Redeemed.

     If less than all of the Senior Notes are to be redeemed at any time, the Trustee shall select the Senior Notes to be redeemed among the Holders of the Senior Notes in compliance with the requirements of the principal national securities exchange, if any, on which the Senior Notes are listed or, if the Senior Notes are not so listed, on a pro rata basis, by lot or in accordance with any other method the Trustee considers fair and appropriate. In the event of partial redemption by lot, the particular Senior Notes to be redeemed shall be selected, unless otherwise provided herein, not less than 30 nor more than 60 days prior to the redemption date by the Trustee from the outstanding Senior Notes not previously called for redemption.

     The Trustee shall promptly notify the Company in writing of the Senior Notes selected for redemption and, in the case of any Senior Note selected for partial redemption, the principal amount thereof to be redeemed. Senior Notes selected shall be in amounts equal to or greater than $1,000 and portions of Senior Notes selected shall be in amounts of $1,000 or whole multiples of $1,000; except that if all of the Senior Notes of a Holder are to be redeemed, the entire outstanding amount of Senior Notes held by such Holder, even if not a multiple of $1,000, shall be redeemed. Except as provided in the preceding sentence, provisions of this Indenture that apply to Senior Notes called for redemption also apply to portions of Senior Notes called for redemption.

Section 3.03.  Notice of Redemption.

     Subject to the provisions of Section 3.09 hereof, at least 30 days but not more than 60 days before a redemption date, the Company shall mail or cause to be mailed, by first class mail, a notice of redemption to each Holder whose Senior Notes are to be redeemed at its registered address.

     The notice shall identify the Senior Notes to be redeemed and shall state:

          (a)  the redemption date;

          (b)  the redemption price;

          (c) if any Senior Note is being redeemed in part, the portion of the principal amount of such Senior Note to be redeemed and that, after the redemption date upon surrender of such Senior Note, a new Senior Note or Senior Notes in principal amount equal to the unredeemed portion shall be issued upon cancellation of the original Senior Note;

          (d)  the name and address of the Paying Agent;

          (e) that Senior Notes called for redemption must be surrendered to the Paying Agent to collect the redemption price;

          (f) that, unless the Company defaults in making such redemption payment, interest on Senior Notes called for redemption ceases to accrue on and after the redemption date;

          (g) the paragraph of the Senior Notes and/or Section of this Indenture pursuant to which the Senior Notes called for redemption are being redeemed; and

          (h) that no representation is made as to the correctness or accuracy of the CUSIP number, if any, listed in such notice or printed on the Senior Notes.

     At the Company's request, the Trustee shall give the notice of redemption in the Company's name and at its expense; provided, however, that the Company shall have delivered to the Trustee, at least 45 days prior to the redemption date, an Officers' Certificate requesting that the Trustee give such notice and setting forth the information to be stated in such notice as provided in the preceding paragraph.

Section 3.04.  Effect of Notice of Redemption.

     Once notice of redemption is mailed in accordance with Section 3.03 hereof, Senior Notes called for redemption become irrevocably due and payable on the redemption date at the redemption price. A notice of redemption may not be conditional.

Section 3.05.  Deposit of Redemption Price.

     One Business Day prior to the redemption date, the Company shall deposit with the Trustee or with the Paying Agent money sufficient to pay the redemption price of and accrued interest on all Senior Notes to be redeemed on that date. The Trustee or the Paying Agent shall promptly return to the Company any money deposited with the Trustee or the Paying Agent by the Company in excess of the amounts necessary to pay the redemption price of, and accrued interest on, all Senior Notes to be redeemed.

     If the Company complies with the provisions of the preceding paragraph, on and after the redemption date, interest shall cease to accrue on the Senior Notes or the portions of Senior Notes called for redemption. If a Senior Note is redeemed on or after an interest record date but on or prior to the related interest payment date, then any accrued and unpaid interest shall be paid to the Person in whose name such Senior Note was registered at the close of business on such record date. If any Senior Note called for redemption shall not be so paid upon surrender for redemption because of the failure of the Company to comply with the preceding paragraph, interest shall be paid on the unpaid principal, from the redemption date until such principal is paid, and to the extent lawful on any interest not paid on such unpaid principal, in each case at the rate provided in the Senior Notes and in Section 4.01 hereof.

Section 3.06.  Senior Notes Redeemed in Part.

     Upon surrender of a Senior Note that is redeemed in part, the Company shall issue and, upon the Company's written request, the Trustee shall authenticate for the Holder at the expense of the Company a new Senior Note equal in principal amount to the unredeemed portion of the Senior Note surrendered.

Section 3.07.  Optional Redemption.

     (a) Except as set forth in clause (b) of this Section 3.07, the Company shall not have the option to redeem the Senior Notes pursuant to this Section
3.07 prior to August 15, 2001. Thereafter, the Company shall have the option to redeem the Senior Notes, in whole or in part, at the redemption prices (expressed as percentages of principal amount) set forth below plus accrued and unpaid interest and Liquidated Damages thereon, if any, to the applicable redemption date, if redeemed during the twelve-month period beginning on August 15 of the years indicated below:

          YEAR                                             PERCENTAGE
          ----                                             ----------
          2001......................................         105.625%
          2002......................................         102.813%
          2003 (and thereafter).....................         100.000%

     (b) Notwithstanding the provisions of clause (a) of this Section 3.07, on any one occasion prior to August 15, 2000, the Company may redeem up to 25% of the aggregate principal amount of Senior Notes originally issued pursuant to this Indenture with the net proceeds of a public offering of its common stock at a redemption price equal to 111.25% of the principal amount thereof plus accrued and unpaid interest and Liquidated Damages thereon, if any; provided that at least 75% in aggregate principal amount of the Senior Notes originally issued remains outstanding immediately after the occurrence of such redemption and that such redemption occurs within 45 days of the date of the closing of such public offering.

     (c) Any redemption pursuant to this Section 3.07 shall be made pursuant to the provisions of Section 3.01 through 3.06 hereof.

Section 3.08.  Mandatory Redemption.

     Except as set forth under Sections 4.10 and 4.15 hereof, the Company shall not be required to make mandatory redemption or sinking fund payments with respect to the Senior Notes.

Section 3.09.  Offer to Purchase by Application of Excess Proceeds.

     In the event that, pursuant to Section 4.10 hereof, the Company shall be required to commence an offer to all Holders to purchase Senior Notes (an "Asset Sale Offer"), it shall follow the procedures specified below.

     The Asset Sale Offer shall remain open for a period of 20 Business Days following its commencement and no longer, except to the extent that a longer period is required by applicable law (the "Offer Period"). No later than five Business Days after the termination of the Offer Period (the "Purchase Date"), the Company shall purchase the principal amount of Senior Notes required to be purchased pursuant to Section 4.10 hereof (the "Offer Amount") or, if less than the Offer Amount has been tendered, all Senior Notes tendered in response to the Asset Sale Offer. Payment for any Senior Notes so purchased shall be made in the same manner as interest payments are made.

     If the Purchase Date is on or after an interest record date and on or before the related interest payment date, any accrued and unpaid interest shall be paid to the Person in whose name a Senior Note is registered at the close of business on such record date, and no additional interest shall be payable to Holders who tender Senior Notes pursuant to the Asset Sale Offer.

     Upon the commencement of an Asset Sale Offer, the Company shall send, by first class mail, a notice to the Trustee and each of the Holders, with a copy to the Trustee. The notice shall contain all instructions and materials necessary to enable such Holders to tender Senior Notes pursuant to the Asset Sale Offer. The Asset Sale Offer shall be made to all Holders. The notice, which shall govern the terms of the Asset Sale Offer, shall state:

          (a)  that the Asset Sale Offer is being made pursuant to this Section
     3.09 and Section 4.10 hereof and the length of time the Asset Sale Offer shall remain open;

          (b) the Offer Amount (including a description of any pari passu Indebtedness that is the subject of a concurrent Asset Sale Offer to be paid from such Offer Amount), the purchase price and the Purchase Date;

          (c) that any Senior Note not tendered or accepted for payment shall continue to accrue interest;

          (d) that, unless the Company defaults in making such payment, any Senior Note accepted for payment pursuant to the Asset Sale Offer shall cease to accrue interest after the Purchase Date;

          (e) that Holders electing to have a Senior Note purchased pursuant to an Asset Sale Offer may only elect to have all of such Senior Note purchased and may not elect to have only a portion of such Senior Note purchased;

          (f) that Holders electing to have a Senior Note purchased pursuant to any Asset Sale Offer shall be required to surrender the Senior Note, with the form entitled "Option of Holder to Elect Purchase" on the reverse of the Senior Note completed, or transfer by book-entry transfer, to the Company, the Depository, or a Paying Agent at the address specified in the notice at least three days before the Purchase Date;

          (g) that Holders shall be entitled to withdraw their election if the Company, the Depository or the Paying Agent, as the case may be, receives, not later than the expiration of the Offer Period, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Senior Note the Holder delivered for purchase and a statement that such Holder is withdrawing his election to have such Senior Note purchased;

          (h) that, if the aggregate principal amount of Senior Notes surrendered by Holders exceeds the Offer Amount, the Company shall select the Senior Notes to be purchased on a pro rata basis (with such adjustments as may be deemed appropriate by the Company so that only Senior Notes in denominations of $1,000, or integral multiples thereof, shall be purchased, giving effect to any pari passu Indebtedness subject to an Asset Sale Offer); and

          (i) that Holders whose Senior Notes were purchased only in part shall be issued new Senior Notes equal in principal amount to the unpurchased portion of the Senior Notes surrendered (or transferred by book-entry transfer).

     On or before the Purchase Date, the Company shall, to the extent lawful, accept for payment, on a pro rata basis (giving effect to any pari passu Indebtedness subject to an Asset Sale Offer) to the extent necessary, the Offer Amount of Senior Notes or portions thereof tendered pursuant to the Asset Sale Offer, or if less than the Offer Amount has been tendered, all Senior Notes tendered, and shall deliver to the Trustee an Officers' Certificate stating that such Senior Notes or portions thereof were accepted for payment by the Company in accordance with the terms of this Section 3.09. The Company, the Depository or the Paying Agent, as the case may be, shall promptly (but in any case not later than five days after the Purchase Date) mail or deliver to each tendering Holder an amount equal to the purchase price of the Senior Notes tendered by such Holder and accepted by the Company for purchase, and the Company shall promptly issue a new Senior Note, and the Trustee, upon written request from the Company shall authenticate and mail or deliver such new Senior Note to such Holder, in a principal amount equal to any unpurchased portion of the Senior Note surrendered. Any Senior Note not so accepted shall be promptly mailed or delivered by the Company to the Holder thereof. The Company shall publicly announce the results of the Asset Sale Offer on the Purchase Date.

     Other than as specifically provided in this Section 3.09, any purchase pursuant to this Section 3.09 shall be made pursuant to the provisions of Sections 3.01 through 3.06 hereof.

                                  ARTICLE 4.
                                   COVENANTS

Section 4.01.  Payment of Senior Notes.

     The Company shall pay or cause to be paid the principal of, premium, if any, and interest on the Senior Notes on the dates and in the manner provided in the Senior Notes. Principal, premium, if any, and interest shall be considered paid on the date due if the Paying Agent, if other than the Company or a Subsidiary thereof, holds as of 10:00 a.m. Central Time on the due date money deposited by the Company in immediately available funds and designated for and sufficient to pay all principal, premium, if any, and interest then due. The Company shall pay all Liquidated Damages, if any, in the same manner on the dates and in the amounts set forth in the Registration Rights Agreement.

     The Company shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal at the rate equal to 1% per annum in excess of the then applicable interest rate on the Senior Notes to the extent lawful; it shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest and Liquidated Damages (without regard to any applicable grace period) at the same rate to the extent lawful.

Section 4.02.  Maintenance of Office or Agency.

     The Company shall maintain in the Borough of Manhattan, the City of New York, an office or agency (which may be an office of the Trustee or an Affiliate of the Trustee, Registrar or co-registrar) where Senior Notes may be surrendered for registration of transfer or for exchange and where notices and demands to or upon the Company in respect of the Senior Notes and this Indenture may be served. The Company shall give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee.

     The Company may also from time to time designate one or more other offices or agencies where the Senior Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, the City of New York for such purposes. The Company shall give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

     The Company hereby designates the Corporate Trust Office of the Trustee as one such office or agency of the Company in accordance with Section 2.03.

Section 4.03.  Reports.

     (a) Whether or not required by the rules and regulations of the SEC, so long as any Senior Notes are outstanding, the Company and the Guarantors shall furnish to the Trustee for provision to all Holders (i) all quarterly and annual financial information that would be required to be contained in a filing with the SEC on Forms 10-Q and 10-K if the Company and/or the Guarantors were required to file such forms, including a "Management's Discussion and Analysis of Financial Condition and Results of Operations" that describes the financial condition and results of operations of the Company and its consolidated Subsidiaries (showing in reasonable detail, either on the face of the financial statements or in the footnotes thereto and in Management's Discussion and Analysis of Financial Condition and Results of Operations, the financial condition and results of operations of the Company and the Restricted Subsidiaries separate from the financial condition and results of operations of the Unrestricted Subsidiaries of the Company) and, with respect to the annual information only, a report thereon by the Company's certified independent accountants and (ii) all reports that would be required to be filed with the SEC on Form 8-K if the Company were required to file such reports. In addition, whether or not required by the rules and regulations of the SEC, the Company shall file a copy of all such information with the SEC for public availability (unless the SEC will not accept such a filing). The Company and the Guarantors shall at all times comply with TIA (S) 314(a).

     (b) For so long as any Transfer Restricted Securities remain outstanding, the Company shall furnish to all Holders and prospective purchasers of the Senior Notes designated by the Holders of Transfer Restricted Securities, promptly upon their request, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.

Section 4.04.  Compliance Certificate.

     (a) The Company shall deliver to the Trustee, within 90 days after the end of each fiscal year, an Officers' Certificate stating that a review of the activities of the Company and its Subsidiaries during the preceding fiscal year has been made under the supervision of the signing Officers with a view to determining whether the Company has kept, observed, performed and fulfilled its obligations under this Indenture, and further stating, as to each such Officer signing such certificate, that to the best of his or her knowledge the Company has kept, observed, performed and fulfilled each and every covenant contained in this Indenture and is not in default in the performance or observance of any of the terms, provisions and conditions of this Indenture (or, if a Default or Event of Default shall have occurred, describing all such Defaults or Events of Default of which he or she may have knowledge and what action the Company is taking or proposes to take with respect thereto) and that to the best of his or her knowledge no event has occurred and remains in existence by reason of which payments on account of the principal of or interest, if any, on the Senior Notes is prohibited or if such event has occurred, a description of the event and what action the Company is taking or proposes to take with respect thereto.

     (b) So long as not contrary to the then current recommendations of the American Institute of Certified Public Accountants, the year-end financial statements delivered pursuant to Section 4.03(a) above shall be accompanied by a written statement of the Company's independent public accountants (who shall be a firm of established national reputation) that in making the examination necessary for certification of such financial statements, nothing has come to their attention that would lead them to believe that the Company has violated any provisions of Article Four or Article Five hereof or, if any such violation has occurred, specifying the nature and period of existence thereof, it being understood that such accountants shall not be liable directly or indirectly to any Person for any failure to obtain knowledge of any such violation.

     (c) The Company shall, so long as any of the Senior Notes are outstanding, deliver to the Trustee, forthwith upon any Officer becoming aware of any Default or Event of Default, an Officers' Certificate specifying such Default or Event of Default and what action the Company is taking or proposes to take with respect thereto.

Section 4.05.  Taxes.

     The Company shall pay, and shall cause each of its Subsidiaries to pay, prior to delinquency, all material taxes, assessments, and governmental levies except such as are contested in good faith and by appropriate proceedings or where the failure to effect such payment is not adverse in any material respect to the Holders of the Senior Notes.

Section 4.06.  Stay, Extension and Usury Laws.

     The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and (to the extent that it may lawfully do so) the Company hereby expressly waives all benefit or advantage of any such law, and covenants that it shall not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Trustee, but shall suffer and permit the execution of every such power as though no such law has been enacted.

Section 4.07.  Restricted Payments.

     The Company shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly: (i) declare or pay any dividend or make any other payment or distribution on account of the Company's or any of its Restricted Subsidiaries' Equity Interests (including, without limitation, any payment in connection with any merger or consolidation involving the Company) or to the direct or indirect holders of the Company's or any of its Restricted Subsidiaries' Equity Interests in their capacity as such (other than dividends or distributions payable in Equity Interests (other than Disqualified Stock) of the Company); (ii) purchase, redeem or otherwise acquire or retire for value (including without limitation, in connection with any merger or consolidation involving the Company) any Equity Interests of the Company or any direct or indirect parent of the Company or other Affiliate of the Company (other than any such Equity Interests owned by the Company or any Wholly Owned Restricted Subsidiary of the Company); (iii) make any payment on or with respect to, or purchase, redeem, defease or otherwise acquire or retire for value any Indebtedness that is pari passu with or subordinated to the Senior Notes (other than under the Senior Credit Facility and the Senior Notes), except a payment of interest or principal at Stated Maturity; or (iv) make any Restricted Investment (all such payments and other actions set forth in clauses (i) through (iv) above being collectively referred to as "Restricted Payments"), unless, at the time of and after giving effect to such Restricted Payment:

          (a) no Default or Event of Default shall have occurred and be continuing or would occur as a consequence thereof; and

          (b) the Company would, at the time of such Restricted Payment and after giving pro forma effect thereto as if such Restricted Payment had been made at the beginning of the applicable four-quarter period, have been permitted to incur at least $1.00 of additional Indebtedness pursuant to the Fixed Charge Coverage Ratio test set forth in the first paragraph of
     Section 4.09 below; and

          (c) such Restricted Payment, together with the aggregate amount of all other Restricted Payments made by the Company and its Restricted Subsidiaries after the date of this Indenture (excluding Restricted Payments permitted by clause (ii), (iii), (iv), (vi) or (vii) of the next succeeding paragraph), is less than the sum of (i) 50% of the Consolidated Net Income of the Company for the period (taken as one accounting period) from the beginning of the first fiscal quarter commencing after the date of this Indenture to the end of the Company's most recently ended fiscal quarter for which internal financial statements are available at the time of such Restricted Payment (or, if such Consolidated Net Income for such period is a deficit, less 100% of such deficit), plus (ii) 100% of the aggregate net cash proceeds received by the Company from the issue or sale since the date of this Indenture of Equity Interests of the Company (other than Disqualified Stock) or of Disqualified Stock or debt securities of the Company that have been converted into such Equity Interests (other than Equity Interests (or Disqualified Stock or convertible debt securities) sold to a Subsidiary of the Company and other than Disqualified Stock or convertible debt securities that have been converted into Disqualified Stock), plus (iii) to the extent that any Restricted Investment that was made after the date of this Indenture is sold for cash or otherwise liquidated or repaid for cash, the lesser of (A) the cash return of capital with respect to such Restricted Investment (less the cost of disposition, if any) and (B) the initial amount of such Restricted Investment, plus (iv) 50% of any dividends received by the Company or a Wholly Owned Restricted Subsidiary after the date of this Indenture from an Unrestricted Subsidiary of the Company, to the extent that such dividends were not otherwise included in Consolidated Net Income of the Company for such period, plus
     (v) $5.0 million.

     The foregoing provisions shall not prohibit (i) the payment of any dividend within 60 days after the date of declaration thereof, if at said date of declaration such payment would have complied with the provisions of this Indenture; (ii) the redemption, repurchase, retirement, defeasance or other acquisition of any pari passu or subordinated Indebtedness or Equity Interests of the Company in exchange for, or out of the net cash proceeds of the substantially concurrent sale (other than to a Subsidiary of the Company) of, other Equity Interests of the Company (other than any Disqualified Stock); provided that the amount of any such net cash proceeds that are utilized for any such redemption, repurchase, retirement, defeasance or other acquisition shall be excluded from clause (c)(ii) of the preceding paragraph; (iii) the defeasance, redemption, repurchase or other acquisition of pari passu or subordinated Indebtedness with the net cash proceeds from an incurrence of Permitted Refinancing Indebtedness; (iv) the payment of any dividend by a Subsidiary of the Company to the holders of its Equity Interests on a pro rata basis; (v) the repurchase, redemption or other acquisition or retirement for value of any Equity Interests of the Company or any Subsidiary of the Company held by any member of the Company's (or any of its Subsidiaries') management pursuant to any management equity subscription agreement, stock option agreement or shareholder agreement; provided that the aggregate price paid for all such repurchased, redeemed, acquired or retired Equity Interests shall not exceed $500,000 in any twelve-month period and no Default or Event of Default shall have occurred and be continuing immediately after such transaction; (vi) if an Asset Sale Offer is required in respect of the Senior Notes pursuant to this Indenture, the making and consummation of an asset sale offer in accordance with the provisions of an indenture governing pari passu Indebtedness permitted by this Indenture; or (vii) if a Change of Control Offer is required in respect of the Senior Notes pursuant to this Indenture, the making and consummation of a change of control offer as required by the provisions of an indenture governing pari passu Indebtedness permitted by this Indenture, provided that the definition of "change of control" and the terms and timing of a change of control offer applicable to such pari passu Indebtedness are substantially identical to the definition of Change of Control and the terms and timing of a Change of Control Offer under this Indenture.

     If the Company or any Wholly Owned Restricted Subsidiary of the Company sells or otherwise disposes of any Equity Interests of any direct or indirect Subsidiary of the Company such that, after giving effect to any such sale or disposition, such Person is no longer a Wholly Owned Restricted Subsidiary of the Company, the Company shall be deemed to have made an Investment on the date of any such sale or disposition equal to the fair market value of the Equity Interests of such Subsidiary not sold or disposed of in an amount determined as provided in the second succeeding paragraph below.

     The Board of Directors may designate any Restricted Subsidiary to be an Unrestricted Subsidiary if such designation would not cause a Default, provided that in no event shall the business currently operated by Wilson Leather Holdings Inc. or any of its direct or indirect parent companies be transferred to or held by an Unrestricted Subsidiary. For purposes of making such determination, all outstanding Investments by the Company and its Restricted Subsidiaries (except to the extent repaid in cash) in the Subsidiary so designated shall be deemed to be Restricted Payments at the time of such designation and shall reduce the amount available for Restricted Payments under the first paragraph of this Section 4.07. All such outstanding Investments shall be deemed to constitute Investments in an amount equal to the greatest of (x) the net book value of such Investments at the time of such designation, (y) the fair market value of such Investments at the time of such designation and (z) the original fair market value of such Investments at the time they were made. Such designation shall only be permitted if such Restricted Payment would be permitted at such time and if such Restricted Subsidiary otherwise meets the definition of an Unrestricted Subsidiary.

     The amount of all Restricted Payments (other than cash) shall be the fair market value on the date of the Restricted Payment of the asset(s) or securities proposed to be transferred or issued by the Company or such Subsidiary, as the case may be, pursuant to the Restricted Payment. The fair market value of any non-cash Restricted Payment shall be determined by the Board of Directors whose resolution with respect thereto shall be delivered to the Trustee, such determination to be based upon an opinion or appraisal issued by an accounting, appraisal or investment banking firm of national standing if such fair market value exceeds $1.0 million. Not later than the date of making any Restricted Payment, the Company shall deliver to the Trustee an Officers' Certificate stating that such Restricted Payment is permitted and setting forth the basis upon which the calculations required by this Section 4.07 were computed.

Section 4.08.  Dividend and Other Payment Restrictions Affecting Subsidiaries.

     The Company shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any Restricted Subsidiary to (i)(a) pay dividends or make any other distributions to the Company or any of its Restricted Subsidiaries (1) on its Capital Stock or
(2) with respect to any other interest or participation in, or measured by, its profits, or (b) pay any Indebtedness owed to the Company or any of its Restricted Subsidiaries, (ii) make loans or advances to the Company or any of its Restricted Subsidiaries or (iii) transfer any of its properties or assets to the Company or any of its Restricted Subsidiaries, except for such encumbrances or restrictions existing under or by reason of (a) Existing Indebtedness as in effect on the date of this Indenture (b) the Senior Credit Facility as in effect as of the date of this Indenture (after giving effect to amendments thereto effective on such date) and any amendments, modifications, restatements, renewals, increases, supplements, refundings, replacements or refinancings thereof, provided that such amendments, modifications, restatements, renewals, increases, supplements, refundings, replacement or refinancings are no more restrictive with respect to such dividend and other payment restrictions than those contained in the Indebtedness refinanced, (c) this Indenture and the Senior Notes, (d) applicable law, (e) any instrument governing Indebtedness or Capital Stock of a Person acquired by the Company or any of its Restricted Subsidiaries as in effect at the time of such acquisition (except to the extent such Indebtedness was incurred in connection with or in contemplation of such acquisition), which encumbrance or restriction is not applicable to any Person, or the properties or assets of any Person, other than the Person, or the property or assets of the Person, so acquired, provided that, in the case of Indebtedness, such Indebtedness was permitted by the terms of this Indenture to be incurred, (f) by reason of customary non-assignment provisions in leases entered into in the ordinary course of business and consistent with past practices, (g) Capital Lease Obligations and purchase money obligations for property acquired in the ordinary course of business that impose restrictions of the nature described in clause (iii) above on the property so acquired, (h) Permitted Refinancing Indebtedness, provided that the restrictions contained in the agreements governing such Permitted Refinancing Indebtedness are no more restrictive than those contained in the agreements governing the Indebtedness being refinanced, or (i) customary limitations of the nature described in clause
(iii) above imposed by any agreement entered into in connection with an Asset Sale (or transaction that would be an Asset Sale but for the size of the transaction) prior to the consummation thereof, provided that such limitations apply only to the assets to be sold in such Asset Sale.

Section 4.09.  INCURRENCE OF INDEBTEDNESS AND ISSUANCE OF PREFERRED STOCK.

     The Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, create, incur, issue, assume, guarantee or otherwise become directly or indirectly liable, contingently or otherwise, with respect to (collectively, "incur") any Indebtedness (including Acquired Debt) and the Company shall not issue any Disqualified Stock and shall not permit any of its Subsidiaries to issue any shares of preferred stock; provided, however, that the Company or any Guarantor may incur Indebtedness (including Acquired Debt) and the Company may issue shares of Disqualified Stock if the Fixed Charge

Coverage Ratio for the Company's most recently ended four full fiscal quarters for which internal financial statements are available immediately preceding the date on which such additional Indebtedness is incurred or such Disqualified Stock is issued would have been at least 2.5 to 1, determined on a pro forma basis (including a pro forma application of the net proceeds therefrom), as if the additional Indebtedness had been incurred, or the Disqualified Stock had been issued, as the case may be, at the beginning of such four-quarter period.

     The Company and each Guarantor shall not incur any Indebtedness that is contractually subordinated to any other Indebtedness of the Company or such Guarantor, as the case may be, unless such Indebtedness is also contractually subordinated to the Senior Notes or the Guarantee of such Guarantor, as applicable, on substantially identical terms; provided, however, that no Indebtedness of the Company or such Guarantor, as the case may be, shall be deemed to be contractually subordinated to any other Indebtedness of the Company or such Guarantor, as the case may be, solely by virtue of being unsecured.

     The provisions of the first paragraph of this Section 4.09 shall not apply to the incurrence of any of the following items of Indebtedness (collectively, "Permitted Debt"):

               (i) the incurrence by the Company and any Guarantor of Indebtedness and letters of credit pursuant to the Senior Credit Facility; provided, however, that the aggregate principal amount of all Indebtedness (with letters of credit being deemed to have a principal amount equal to the maximum potential liability of the Company and its Subsidiaries thereunder) outstanding under the Senior Credit Facility does not exceed the greater of $150.0 million or the amount of the Borrowing Base; provided, further, that any acquisition of capital stock or substantially all of the assets of any business (including by way of any merger, consolidation or similar transaction and including any Permitted Investment permitted by clause (c) of the definition of such term) may be financed with borrowings under the Senior Credit Facility only to the extent that the Company would, at the time of such borrowings and after giving pro forma effect thereto as if such borrowings and such acquisition had occurred at the beginning of the applicable four-quarter period, have been permitted to incur at least $1.00 of additional Indebtedness pursuant to the Fixed Charge Coverage Ratio test set forth in the first paragraph of this covenant;

               (ii) the incurrence by the Company and its Restricted Subsidiaries of the Existing Indebtedness;

               (iii) the incurrence by the Company of Indebtedness represented by the Senior Notes and the incurrence by the Guarantors of the Guarantees;

               (iv) the incurrence by the Company or any of its Restricted Subsidiaries of Indebtedness represented by Capital Lease Obligations, mortgage financings or purchase money obligations, in each case incurred for the purpose of financing all or any part of the purchase price or cost of construction or improvement of property, plant or equipment used in the business of the Company or such Restricted Subsidiary, in an aggregate principal amount not to exceed $6.0 million at any time outstanding;

               (v) the incurrence by the Company or any of its Restricted Subsidiaries of Permitted Refinancing Indebtedness in exchange for, or the net proceeds of which are used to refund, refinance or replace Indebtedness that was permitted by this Indenture to be incurred; provided, however, that Permitted Refinancing Indebtedness with respect to clauses (iv), (vi) and (vii) (and any Existing Indebtedness of like character outstanding on the Issue Date) would otherwise be permitted to be incurred pursuant to such clauses, as applicable;

               (vi) the incurrence by the Company or any of its Restricted Subsidiaries of intercompany Indebtedness between or among the Company and/or any of its Wholly Owned Restricted Subsidiaries; provided, however, that (i) if the Company or any Guarantor is the obligor on, and the lender is not a Guarantor of, such Indebtedness, such Indebtedness is expressly subordinated to the prior payment in full in cash of all Obligations with respect to the Senior Notes or the Guarantee of such Guarantor as applicable and (ii)(A) any subsequent issuance or transfer of Equity Interests that results in any such Indebtedness being held by a Person other than the Company or a Wholly Owned Restricted Subsidiary and (B) any sale or other transfer of any such Indebtedness to a Person that is not either the Company or a Wholly Owned Restricted Subsidiary shall be deemed, in each case, to constitute an incurrence of such Indebtedness by the Company or such Restricted Subsidiary, as the case may be;

               (vii) the incurrence by the Company or any of its Restricted Subsidiaries of Hedging Obligations that are incurred for the purpose of fixing or hedging interest rate risk with respect to any floating rate Indebtedness that is permitted by the terms of this Indenture to be outstanding;

               (viii) the guarantee by the Company or any of the Guarantors of Indebtedness of the Company or a Restricted Subsidiary of the Company that was permitted to be incurred by another provision of this Section 4.09;

               (ix) the incurrence by the Company or any of the Restricted Subsidiaries of additional Indebtedness (which may, but need not, be incurred under the Senior Credit Facility) in an aggregate principal amount (or accreted value, as applicable) at any time outstanding, including all Permitted Refinancing Indebtedness incurred to refund, refinance or replace any other Indebtedness incurred pursuant to this clause (ix), not to exceed $12.0 million; provided, however that no more than $2.0 million of such outstanding Indebtedness may be incurred by Restricted Subsidiaries that are not Guarantors; and

               (x) the incurrence by the Company's Unrestricted Subsidiaries of Non-Recourse Debt, provided, however, that if any such Indebtedness ceases to be Non-Recourse Debt of an Unrestricted Subsidiary, such event shall be deemed to constitute an incurrence of Indebtedness by a Restricted Subsidiary of the Company.

     For purposes of determining compliance with this Section 4.09, in the event that an item of Indebtedness meets the criteria of more than one of the categories of Permitted Debt described in clauses (i) through (x) above or is entitled to be incurred pursuant to the first paragraph of this Section 4.09, the Company shall, in its sole discretion, classify such item of Indebtedness in any manner that complies with this Section 4.09 and such item of Indebtedness shall be treated as having been incurred pursuant to only one of such clauses or pursuant to the first paragraph hereof. Accrual of interest, the accretion of accreted value and the payment of interest in the form of additional Indebtedness shall not be deemed to be an incurrence of Indebtedness for purposes of this Section 4.09.

Section 4.10.  Asset Sales.

     The Company shall not, and shall not permit any of its Restricted Subsidiaries to, consummate an Asset Sale unless (i) the Company (or the Restricted Subsidiary, as the case may be) receives consideration at the time of such Asset Sale at least equal to the fair market value (evidenced by a resolution of the Board of Directors set forth in an Officers' Certificate delivered to the Trustee) of the assets or Equity Interests issued or sold or otherwise disposed of and (ii) at least 75% of the consideration therefor received by the Company or such Restricted Subsidiary is in the form of cash; provided that the amount of (x) any liabilities (as shown on the Company's or such Restricted Subsidiary's most recent balance sheet) of the Company or any Restricted Subsidiary (other than contingent liabilities and liabilities that are by their terms subordinated to the Senior Notes or any guarantee thereof) that are assumed by the transferee of any such assets pursuant to a customary novation agreement that releases the Company or such Restricted Subsidiary from further liability and (y) any securities, notes or other obligations received by the Company or any such Restricted Subsidiary from such transferee that are converted by the Company or such Restricted Subsidiary into cash (to the extent of the cash received) within five Business Days after such Asset Sale, shall be deemed to be cash for purposes of this provision.

     Subject to the provisions relating to Excess Proceeds set forth below, within 360 days after the receipt of any Net Proceeds from an Asset Sale, the Company may apply such Net Proceeds at its option, (a) to repay Indebtedness under the Senior Credit Facility (and to correspondingly permanently reduce commitments with respect thereto), or (b) to the acquisition of a controlling interest in another business, the making of a capital expenditure or the acquisition of other long-term assets, in each case, in a Permitted Business. Pending the final application of any such Net Proceeds, the Company may temporarily reduce Indebtedness under the Senior Credit Facility or otherwise invest such Net Proceeds in any manner that is not prohibited by this Indenture. Any Net Proceeds from Asset Sales that are not applied or invested as provided in the first sentence of this paragraph shall be deemed to constitute "Excess Proceeds." When the aggregate amount of Excess Proceeds exceeds $10.0 million, the Company shall be required to make an "Asset Sale Offer" to purchase the maximum principal amount of Senior Notes and pari passu Indebtedness (to the extent the terms thereof require an asset sale offer) that may be purchased out of the Excess Proceeds, at an offer price in cash in an amount equal to 100% of the principal amount thereof plus accrued and unpaid interest thereon, if any, to the date of purchase, in accordance with the procedures set forth in this Indenture. To the extent that the aggregate amount of Senior Notes and pari passu Indebtedness tendered pursuant to an Asset Sale Offer (and any such required asset sale offer) is less than the Excess Proceeds, the Company may use any remaining Excess Proceeds for general corporate purposes. If the aggregate principal amount of Senior Notes and pari passu Indebtedness permitted by this Indenture surrendered by holders thereof exceeds the amount of Excess Proceeds, such Senior Notes and pari passu Indebtedness shall be purchased on a pro rata basis. The Trustee shall cooperate with the trustee or representative of such pari passu Indebtedness in the determination of Indebtedness to be repurchased pursuant to this Section 4.10. Upon completion of such offer to purchase, the amount of Excess Proceeds shall be reset at zero.

Section 4.11.  Transactions with Affiliates.

     The Company shall not, and shall not permit any of its Restricted Subsidiaries to, make any payment to, or sell, lease, transfer or otherwise dispose of any of its properties or assets to, or purchase any property or assets from, or enter into or make or amend any transaction, contract, agreement, understanding, loan, advance or guarantee with, or for the benefit of, any Affiliate (each of the foregoing, an "Affiliate Transaction"), unless
(i) such Affiliate Transaction is on terms that are no less favorable to the Company or the relevant Restricted Subsidiary than those that would have been obtained in a comparable transaction by the Company or such Restricted Subsidiary with an unrelated Person and (ii) the Company delivers to the Trustee (a) with respect to any Affiliate Transaction or series of related Affiliate Transactions involving aggregate consideration in excess of $1.0 million, a resolution of the Board of Directors set forth in an Officers' Certificate certifying that such Affiliate Transaction complies with clause (i) above and that such Affiliate Transaction has been approved by a majority of the disinterested members of the Board of Directors and (b) with respect to any Affiliate Transaction or series of related Affiliate Transactions involving aggregate consideration in excess of $5.0 million (other than any purchase from a leather goods wholesaler made in the ordinary course of business and consistent with past practices), an opinion as to the fairness to the Holders of such Affiliate Transaction from a financial point of view issued by an accounting, appraisal or investment banking firm of national standing; provided that (w) any employment agreement entered into by the Company or any of its Restricted Subsidiaries in the ordinary course of business, (x) payment of reasonable directors' fees to directors of the Company who are not employees, officers or Affiliates of the Company or any of its Affiliates, (y) transactions between or among the Company and/or its Restricted Subsidiaries, and (z) Restricted Payments that are permitted by the provisions of Section 4.07 above, in each case, shall not be deemed Affiliate Transactions.

Section 4.12. Liens.

     The Company shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly, create, incur, assume or suffer to exist any Lien on any asset now owned or hereafter acquired, or any income or profits therefrom or assign or convey any right to receive income therefrom, except Permitted Liens.

Section 4.13.  Line of Business.

     The Company shall not, and shall not permit any of its Restricted Subsidiaries to, engage in any business other than a Permitted Business, except to such extent as would not be material to the Company and its Restricted Subsidiaries taken as a whole.

Section 4.14.  Corporate Existence.

     Subject to Article 5 hereof, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect (i) its corporate existence, and the corporate, partnership or other existence of each of its Restricted Subsidiaries, in accordance with the respective organizational documents (as the same may be amended from time to time) of the Company or any such Subsidiary and (ii) the rights (charter and statutory), licenses and franchises of the Company and its Restricted Subsidiaries; provided, however, that the Company shall not be required to preserve any such right, license or franchise, or the corporate, partnership or other existence of any of its Restricted Subsidiaries, if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and its Restricted Subsidiaries, taken as a whole, and that the loss thereof is not adverse in any material respect to the Holders of the Senior Notes.

Section 4.15.  Offer to Repurchase upon Change of Control.

     (a) Upon the occurrence of a Change of Control, each Holder of Senior Notes shall have the right to require the Company to repurchase all or any part (equal to $1,000 or an integral multiple thereof) of such Holder's Senior Notes pursuant to the offer described below (the "Change of Control Offer") at an offer price in cash equal to 101% of the aggregate principal amount thereof plus accrued and unpaid interest and Liquidated Damages thereon, if any, to the date of purchase (the "Change of Control

Payment"). Within ten days following any Change of Control, the Company shall mail a notice to each Holder describing the transaction or transactions that constitute the Change of Control and offering to repurchase Senior Notes on the date specified in such notice, which date shall be no earlier than 30 days and no later than 60 days from the date such notice is mailed (the "Change of Control Payment Date"), pursuant to the procedures required by this Indenture and described in such notice. The Company shall comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable in connection with the repurchase of the Senior Notes as a result of a Change of Control.

     (b) On the Change of Control Payment Date, the Company shall, to the extent lawful, (i) accept for payment all Senior Notes or portions thereof properly tendered pursuant to the Change of Control Offer, (ii) deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Senior Notes or portions thereof so tendered and (iii) deliver or cause to be delivered to the Trustee the Senior Notes so accepted together with an Officers' Certificate stating the aggregate principal amount of Senior Notes or portions thereof being purchased by the Company. The Paying Agent shall promptly mail to each Holder of Senior Notes so tendered the Change of Control Payment for such Senior Notes, and the Trustee shall promptly authenticate and mail (or cause to be transferred by book entry) to each Holder a new Senior Note equal in principal amount to any unpurchased portion of the Senior Notes surrendered, if any; provided that each such new Senior Note shall be in a principal amount of $1,000 or an integral multiple thereof. The Company shall publicly announce the results of the Change of Control Offer on or as soon as practicable after the Change of Control Payment Date.

     (c) Notwithstanding anything herein to the contrary, the Company shall not be required to make a Change of Control Offer upon a Change of Control if a third party makes the Change of Control Offer in the manner, at the times and otherwise in compliance with the requirements set forth in this Section 4.15 and purchases all Senior Notes validly tendered and not withdrawn under such Change of Control Offer.

Section 4.16. Limitation on Issuances and Sales of Capital Stock of Wholly owned Restricted Subsidiaries.

     The Company (i) shall not, and shall not permit any Wholly Owned Restricted Subsidiary of the Company to, transfer, convey, sell, lease or otherwise dispose of any Capital Stock of any Wholly Owned Restricted Subsidiary of the Company to any Person (other than the Company or a Wholly Owned Restricted Subsidiary of the Company), unless (a) such transfer, conveyance, sale, lease or other disposition is of all the Capital Stock of such Wholly Owned Restricted Subsidiary and (b) the cash Net Proceeds from such transfer, conveyance, sale, lease or other disposition are applied in accordance with Section 4.10 above and
(ii) shall not permit any Wholly Owned Restricted Subsidiary of the Company to issue any of its Equity Interests (other than, if necessary, shares of its Capital Stock constituting directors' qualifying shares) to any Person other than to the Company or a Wholly Owned Restricted Subsidiary of the Company.

Section 4.17.  Limitations on Issuances of Guarantees of Indebtedness

     The Company shall not permit any Subsidiary, directly or indirectly, to guarantee or pledge any assets to secure the payment of any other Indebtedness of the Company unless such Subsidiary simultaneously executes and delivers a supplemental indenture to this Indenture providing for the Guarantee of the payment of the Senior Notes by such Subsidiary, which Guarantee shall be senior to or pari passu with such Subsidiary's guarantee of or pledge to secure such other Indebtedness; provided however that, with respect to any Subsidiary's guarantee of the Senior Credit Facility, the Guarantee of the Senior Notes shall not be secured notwithstanding the delivery of a secured guarantee by such Subsidiary to secure the Senior Credit Facility and provided further that nothing herein shall prohibit the grant of such security securing obligations under the Senior Credit Facility by such Subsidiary. Notwithstanding the foregoing, any such Guarantee by a Subsidiary of the Senior Notes shall provide by its terms that it shall be automatically and unconditionally released and discharged upon any sale, exchange or transfer, to any Person not an Affiliate of the Company, of all of the Company's stock in, or all or substantially all the assets of, such Subsidiary, which sale, exchange or transfer is made in compliance with the applicable provisions of this Indenture.

Section 4.18.  Payments for Consent.

     Neither the Company nor any of its Subsidiaries shall, directly or indirectly, pay or cause to be paid any consideration, whether by way of interest, fee or otherwise, to any Holder of any Senior Notes for or as an inducement to any consent, waiver or amendment of any of the terms or provisions of this Indenture or the Senior Notes unless such consideration is offered to be paid or is paid to all Holders of the Senior Notes that consent, waive or agree to amend in the time frame set forth in the solicitation documents relating to such consent, waiver or agreement.

                                  ARTICLE 5.
                                  SUCCESSORS

Section 5.01.  Merger, Consolidation, or Sale of Assets.

     The Company shall not consolidate or merge with or into (whether or not the Company is the surviving corporation), or sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of its properties or assets in one or more related transactions to, another corporation, Person or entity unless (i) the Company is the surviving corporation or the entity or the Person formed by or surviving any such consolidation or merger (if other than the Company) or to which such sale, assignment, transfer, lease, conveyance or other disposition shall have been made is a corporation organized or existing under the laws of the United States, any state thereof or the District of Columbia;
(ii) the entity or Person formed by or surviving any such consolidation or merger (if other than the Company) or the entity or Person to which such sale, assignment, transfer, lease, conveyance or other disposition shall have been made assumes all the obligations of the Company under the Senior Notes and this Indenture pursuant to a supplemental indenture in a form reasonably satisfactory to the Trustee; (iii) immediately after such transaction no Default or Event of Default exists; and (iv) except in the case of a merger of the Company with or into a Wholly Owned Restricted Subsidiary of the Company, the Company or the entity or Person formed by or surviving any such consolidation or merger (if other than the Company), or to which such sale, assignment, transfer, lease, conveyance or other disposition shall have been made (A) will have Consolidated Net Worth immediately after the transaction equal to or greater than the Consolidated Net Worth of the Company immediately preceding the transaction and
(B) will, at the time of such transaction and after giving pro forma effect thereto as if such transaction had occurred at the beginning of the applicable four-quarter period, be permitted to incur at least $1.00 of additional Indebtedness pursuant to the Fixed Charge Coverage Ratio test set forth in the first paragraph of Section 4.09 above.

Section 5.02.  Successor Corporation Substituted.

     Upon any consolidation or merger, or any sale, assignment, transfer, lease, conveyance or other disposition of all or substantially all of the assets of the Company in accordance with Section 5.01 hereof, the successor corporation formed by such consolidation or into or with which the Company is merged or to which such sale, assignment, transfer, lease, conveyance or other disposition is made shall succeed to, and be substituted for (so that from and after the date of such consolidation, merger, sale, lease, conveyance or other disposition, the provisions of this Indenture referring to the "Company" shall refer instead to the successor corporation and not to the Company), and may exercise every right and power of the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein; provided, however, that the predecessor Company shall not be relieved from the obligation to pay the principal of and interest on the Senior Notes except in the case of a sale of all of the Company's assets that meets the requirements of Section 5.01 hereof.

                                  ARTICLE 6.
                             DEFAULTS AND REMEDIES

Section 6.01.  Events of Default.

     An "Event of Default" occurs if:

          (a) the Company defaults in the payment when due of interest on, or Liquidated Damages with respect to, the Senior Notes and such default continues for a period of 30 days;

          (b) the Company defaults in the payment when due of principal of or premium, if any, on the Senior Notes when the same becomes due and payable at maturity, upon redemption (including in connection with an offer to purchase) or otherwise;

          (c)  the Company fails to comply with any of the provisions of
     Section 4.07, 4.09, 4.10, 4.15 or 5.01 hereof;

          (d) the Company fails to observe or perform any other covenant, representation, warranty or other agreement in this Indenture or the Senior Notes for 60 days after notice to the Company by the Trustee or the Holders of at least 25% in principal amount of the Senior Notes then outstanding;

          (e) a default occurs under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness for money borrowed by the Company or any of its Restricted Subsidiaries, whether such Indebtedness or guarantee now exists, or is created after the date of this Indenture, which default (a) is caused by a failure to pay principal of or premium, if any, or interest on such Indebtedness prior to the expiration of the grace period provided in such Indebtedness on the date of such default (a "Payment Default") or (b) results in the acceleration of such Indebtedness prior to its express maturity and, in each case, the principal amount of such Indebtedness, together with the principal amount of any other such Indebtedness under which there has been a Payment Default or the maturity of which has been so accelerated, aggregates $5 million or more;

          (f) a final judgment or final judgments for the payment of money are entered by a court or courts of competent jurisdiction against the Company or any of its Restricted Subsidiaries and such judgment or judgments remain undischarged for a period (during which execution shall not be effectively stayed) of 60 days, provided that the aggregate of all such undischarged judgments exceeds $5 million;

          (g) the Company or any of its Restricted Subsidiaries pursuant to or within the meaning of Bankruptcy Law:

               (i)    commences a voluntary case;

               (ii) consents to the entry of an order for relief against it in an involuntary case;

               (iii) consents to the appointment of a Custodian of it or for all or substantially all of its property;

               (iv) makes a general assignment for the benefit of its creditors; or

               (v)    generally is not paying its debts as they become due;

          (h) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

               (i) is for relief against the Company or any of its Restricted Subsidiaries in an involuntary case;

               (ii) appoints a Custodian of the Company or any of its Restricted Subsidiaries for all or substantially all of the property of the Company or any of its Restricted Subsidiaries; or

               (iii) orders the liquidation of the Company or any of its Restricted Subsidiaries;

          and the order or decree remains unstayed and in effect for 60 consecutive days; or

          (i) except as permitted by this Indenture, any Guarantee shall be held in any judicial proceeding to be unenforceable or invalid or shall cease for any reason to be in full force and effect or any Guarantor, or any Person acting on behalf of any Guarantor, shall deny or disaffirm its obligations under its Guarantee.

Section 6.02.  Acceleration.

     If any Event of Default (other than an Event of Default specified in clause
(g) or (h) of Section 6.01 hereof with respect to the Company or any Restricted Subsidiary) occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the then outstanding Senior Notes may declare all the Senior Notes to be due and payable immediately; provided, that so long as any Indebtedness permitted to be incurred pursuant to the Senior Credit Facility shall be outstanding, such acceleration shall not be effective until the earlier of (i) an acceleration of any such Indebtedness under the Senior Credit Facility or (ii) five Business Days after receipt by the Company of written notice of such acceleration of the Senior Notes. Upon any such declaration, the Senior Notes shall become due and payable immediately. Notwithstanding the foregoing, if an Event of Default specified in clause (g) or (h) of Section 6.01 hereof occurs with respect to the Company or any Restricted Subsidiary that is a Significant Subsidiary or any group of Restricted Subsidiaries that, taken as a whole, would constitute a Significant Subsidiary, all outstanding Senior Notes shall be due and payable immediately without further action or notice. The Holders of a majority in aggregate principal amount of the then outstanding Senior Notes by written notice to the Trustee may on behalf of all of the Holders rescind an acceleration and its consequences if the rescission would not conflict with any judgment or decree and if all existing Events of Default (except nonpayment of principal, interest, premium or Liquidated Damages that has become due solely because of the acceleration) have been cured or waived.

     If an Event of Default occurs on or after August 15, 2001 by reason of any willful action (or inaction) taken (or not taken) by or on behalf of the Company with the intention of avoiding payment of the premium that the Company would have had to pay if the Company then had elected to redeem the Senior Notes pursuant to Section 3.07 hereof, then, upon acceleration of the Senior Notes, an equivalent premium shall also become and be immediately due and payable, to the extent permitted by law, anything in this Indenture or in the Senior Notes to the contrary notwithstanding. If an Event of Default occurs prior to August 15, 2001 by reason of any willful action (or inaction) taken (or not taken) by or on behalf of the Company with the intention of avoiding the prohibition on redemption of the Senior Notes prior to such date, then, upon acceleration of the Senior Notes, an additional premium shall also become and be immediately due and payable in an amount, for each of the years beginning on August 15 of the years set forth below, as set forth below (expressed as a percentage of the principal amount to the date of payment that would otherwise be due but for the provisions of this sentence):

               YEAR                                         PERCENTAGE
               ----                                         ----------
               1997................................           111.250%
               1998................................           109.844%
               1999................................           108.438%
               2000................................           107.031%

Section 6.03.  Other Remedies.

     If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy to collect the payment of principal, premium, if any, and interest on the Senior Notes or to enforce the performance of any provision of the Senior Notes or this Indenture.

     The Trustee may maintain a proceeding even if it does not possess any of the Senior Notes or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Holder of a Senior Note in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. All remedies are cumulative to the extent permitted by law.

Section 6.04.  Waiver of PasT Defaults.

     Holders of not less than a majority in aggregate principal amount of the then outstanding Senior Notes by notice to the Trustee may on behalf of the Holders of all of the Senior Notes waive an existing Default or Event of Default and its consequences hereunder, except a continuing Default or Event of Default in the payment of the principal of, premium and Liquidated Damages, if any, or interest on, the Senior Notes (including in connection with an offer to purchase) (provided, however, that the Holders of a majority in aggregate principal amount of the then outstanding Senior Notes may rescind an acceleration and its consequences, including any related payment default that resulted from such acceleration). Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

Section 6.05.  Control by Majority.

     Holders of a majority in principal amount of the then outstanding Senior Notes may direct the time, method and place of conducting any proceeding for exercising any remedy available to the Trustee or exercising any trust or power conferred on it. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture that the Trustee determines may be unduly prejudicial to the rights of other Holders of Senior Notes or that may involve the Trustee in personal liability.

Section 6.06.  Limitation on Suits.

     A Holder of a Senior Note may pursue a remedy with respect to this Indenture or the Senior Notes only if:

          (a) the Holder of a Senior Note gives to the Trustee written notice of a continuing Event of Default;

          (b) the Holders of at least 25% in principal amount of the then outstanding Senior Notes make a written request to the Trustee to pursue the remedy;

          (c) such Holder of a Senior Note or Holders of Senior Notes offer and, if requested, provide to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expense;

          (d) the Trustee does not comply with the request within 60 days after receipt of the request and the offer and, if requested, the provision of indemnity; and

          (e) during such 60-day period the Holders of a majority in principal amount of the then outstanding Senior Notes do not give the Trustee a direction inconsistent with the request.

A Holder of a Senior Note may not use this Indenture to prejudice the rights of another Holder of a Senior Note or to obtain a preference or priority over another Holder of a Senior Note.

Section 6.07.  Rights of Holders of Senior Notes to Receive Payment.

     Notwithstanding any other provision of this Indenture, the right of any Holder of a Senior Note to receive payment of principal, premium and Liquidated Damages, if any, and interest on the Senior Note, on or after the respective due dates expressed in the Senior Note (including in connection with an offer to purchase), or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

Section 6.08.  Collection Suit by Trustee.

     If an Event of Default specified in Section 6.01(a) or (b) occurs and is continuing, the Trustee is authorized to recover judgment in its own name and as trustee of an express trust against the Company or any Guarantor for the whole amount of principal of, premium and Liquidated Damages, if any, and interest remaining unpaid on the Senior Notes and interest on overdue principal and, to the extent lawful, interest and such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

Section 6.09.  Trustee May File Proofs of Claim.

     The Trustee is authorized to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and the Holders of the Senior Notes allowed in any judicial proceedings relative to the Company (or any other obligor upon the Senior Notes), its creditors or its property and shall be entitled and empowered to collect, receive and distribute any money or other property payable or deliverable on any such claims and any custodian in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.07 hereof. To the extent that the payment of any such compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under
Section 7.07 hereof out of the estate in any such proceeding, shall be denied for any reason, payment of the same shall be secured by a Lien on, and shall be paid out of, any and all distributions, dividends, money, securities and other properties that the Holders may be entitled to receive in such proceeding whether in liquidation or under any plan of reorganization or arrangement or otherwise. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Senior Notes or the rights of any Holder, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

Section 6.10.  Priorities.

     If the Trustee collects any money pursuant to this Article, it shall pay out the money in the following order:

     First:  to the Trustee, its agents and attorneys for amounts due under
Section 7.07 hereof, including payment of all compensation, expense and liabilities incurred, and all advances made, by the Trustee and the costs and expenses of collection;

     Second: to Holders of Senior Notes for amounts due and unpaid on the Senior Notes for principal, premium and Liquidated Damages, if any, and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Senior Notes for principal, premium and Liquidated Damages, if any, and interest, respectively; and

     Third: to the Company or to such party as a court of competent jurisdiction shall direct.

     The Trustee may fix a record date and payment date for any payment to Holders of Senior Notes pursuant to this Section 6.10.

Section 6.11.  Undertaking for Costs.

     In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as a Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This

Section does not apply to a suit by the Trustee, a suit by a Holder of a Senior Note pursuant to Section 6.07 hereof, or a suit by Holders of more than 10% in principal amount of the then outstanding Senior Notes.


                                   ARTICLE 7.
                                    TRUSTEE

Section 7.01.  Duties of Trustee.

     (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in its exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

     (b)  Except during the continuance of an Event of Default:

          (i) the duties of the Trustee shall be determined solely by the express provisions of this Indenture and the Trustee need perform only those duties that are specifically set forth in this Indenture and no others, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

          (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

     (c) The Trustee may not be relieved from liabilities for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

          (i) this paragraph does not limit the effect of paragraph (b) of this Section;

          (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

          (iii) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.05 hereof.

     (d) Whether or not therein expressly so provided, every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a),
(b), and (c) of this Section.

     (e) No provision of this Indenture shall require the Trustee to expend or risk its own funds or incur any liability. The Trustee shall be under no obligation to exercise any of its rights and powers under this Indenture at the request of any Holder, unless such Holder shall have offered to the Trustee security and indemnity satisfactory to it against any loss, liability or expense.

     (f) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

Section 7.02.  Rights of Trustee.

     (a) The Trustee may conclusively rely upon any document believed by it to be genuine and to have been signed or presented by the proper Person. The Trustee need not investigate any fact or matter stated in the document.

     (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel or both. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officers' Certificate or Opinion of Counsel. The Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection from liability in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

     (c) The Trustee may act through its attorneys and agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

     (d) The Trustee shall not be liable for any action it takes or omits to take in good faith that it believes to be authorized or within the rights or powers conferred upon it by this Indenture.

     (e) Unless otherwise specifically provided in this Indenture, any demand, request, direction or notice from the Company or any Guarantor shall be sufficient if signed by an Officer of the Company or such Guarantor.

     (f) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities that might be incurred by it in compliance with such request or direction.

Section 7.03.  Individual Rights of Trustee.

     The Trustee in its individual or any other capacity may become the owner or pledgee of Senior Notes and may otherwise deal with the Company or any Affiliate of the Company with the same rights it would have if it were not Trustee. However, in the event that the Trustee acquires any conflicting interest it must eliminate such conflict within 90 days, apply to the SEC for permission to continue as trustee or resign. Any Agent may do the same with like rights and duties. The Trustee is also subject to Sections 7.10 and 7.11 hereof.

Section 7.04.  Trustee's Disclaimer.

     The Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture or the Senior Notes, it shall not be accountable for the Company's use of the proceeds from the Senior Notes or any money paid to the Company or upon the Company's direction under any provision of this Indenture, it shall not be responsible for the use or application of any money received by any Paying Agent other than the Trustee, and it shall not be responsible for any statement or recital herein or any statement in the Senior Notes or any other document in connection with the sale of the Senior Notes or pursuant to this Indenture other than its certificate of authentication.

Section 7.05.  Notice of Defaults.

     If a Default or Event of Default occurs and is continuing and if it is known to the Trustee, the Trustee shall mail to Holders of Senior Notes a notice of the Default or Event of Default within 90 days after it occurs. Except in the case of a Default or Event of Default in payment of principal of, premium, if any, or interest on any Senior Note, the Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of the Holders of the Senior Notes.

Section 7.06.  Reports by Trustee to Holders of the Senior Notes.

     Within 60 days after each May 15 beginning with the May 15 following the date of this Indenture, and for so long as Senior Notes remain outstanding, the Trustee shall mail to the Holders of the Senior Notes a brief report dated as of such reporting date that complies with TIA (S) 313(a) (but if no event described in TIA (S) 313(a) has occurred within the twelve months preceding the reporting date, no report need be transmitted). The Trustee also shall comply with TIA
(S) 313(b)(2). The Trustee shall also transmit by mail to the Holders all reports as required by TIA (S) 313(c) and all reports provided to the Trustee by the Company pursuant to Section 4.03 hereof.

     A copy of each report at the time of its mailing to the Holders of Senior Notes shall be mailed to the Company and filed with the SEC and each stock exchange on which the Senior Notes are listed in accordance with TIA (S) 313(d). The Company shall promptly notify the Trustee when the Senior Notes are listed on any stock exchange.

Section 7.07.  Compensation and Indemnity.

     The Company shall pay to the Trustee from time to time reasonable compensation for its acceptance of this Indenture and services hereunder. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee promptly upon request for all reasonable disbursements, advances and expenses incurred or made by it in addition to the compensation for its services. Such expenses shall include the reasonable compensation, disbursements and expenses of the Trustee's agents and counsel.

     The Company shall indemnify the Trustee against any and all losses, liabilities or expenses incurred by it arising out of or in connection with the acceptance or administration of its duties under this Indenture, including the costs and expenses of enforcing this Indenture against the Company (including this Section 7.07) and defending itself against any claim (whether asserted by the Company or any Holder or any other person) or liability in connection with the exercise or performance of any of its powers or duties hereunder, except to the extent any such loss, liability or expense may be attributable to its negligence or bad faith. The Trustee shall notify the Company promptly of any claim for which it may seek indemnity. Failure by the Trustee to so notify the Company shall not relieve the Company of its obligations hereunder. The Company shall defend the claim and the Trustee shall cooperate in the defense. The Trustee may have separate counsel and the Company shall pay the reasonable fees and expenses of such counsel. The Company need not pay for any settlement made without its consent, which consent shall not be unreasonably withheld.

     The obligations of the Company under this Section 7.07 shall survive the satisfaction and discharge of this Indenture.

     To secure the Company's payment obligations in this Section, the Trustee shall have a Lien prior to the Senior Notes on all money or property held or collected by the Trustee, except that held in trust to pay principal and interest on particular Senior Notes. Such Lien shall survive the satisfaction and discharge of this Indenture.

     When the Trustee incurs expenses or renders services after an Event of Default specified in Section 6.01(g) or (h) hereof occurs, the expenses and the compensation for the services (including the fees and expenses of its agents and counsel) are intended to constitute expenses of administration under any Bankruptcy Law.

     The Trustee shall comply with the provisions of TIA (S) 313(b)(2) to the extent applicable.

Section 7.08.  Replacement of Trustee.

     A resignation or removal of the Trustee and appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section.

     The Trustee may resign in writing at any time and be discharged from the trust hereby created by so notifying the Company. The Holders of a majority in principal amount of the then outstanding Senior Notes may remove the Trustee by so notifying the Trustee and the Company in writing. The Company may remove the Trustee if:

          (a)  the Trustee fails to comply with Section 7.10 hereof;

          (b) the Trustee is adjudged a bankrupt or an insolvent or an order for relief is entered with respect to the Trustee under any Bankruptcy Law;

          (c) a Custodian or public officer takes charge of the Trustee or its property; or

          (d)  the Trustee becomes incapable of acting.

     If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint a successor Trustee. Within one year after the successor Trustee takes office, the Holders of a majority in principal amount of the then outstanding Senior Notes may appoint a successor Trustee to replace the successor Trustee appointed by the Company.

     If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company, or the Holders of at least 10% in principal amount of the then outstanding Senior Notes may petition any court of competent jurisdiction for the appointment of a successor Trustee.

     If the Trustee, after written request by any Holder of a Senior Note who has been a Holder of a Senior Note for at least six months, fails to comply with
Section 7.10, such Holder of a Senior Note may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

     A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Thereupon, the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to Holders of the Senior Notes. The retiring

Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, provided all sums owing to the Trustee hereunder have been paid and subject to the Lien provided for in Section 7.07 hereof. Notwithstanding replacement of the Trustee pursuant to this Section 7.08, the Company's obligations under Section 7.07 hereof shall continue for the benefit of the retiring Trustee.

Section 7.09.  Successor Trustee by Merger, etc.

     If the Trustee consolidates, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the successor corporation without any further act shall be the successor Trustee.

Section 7.10.  Eligibility; Disqualification.

     There shall at all times be a Trustee hereunder that is a corporation organized and doing business under the laws of the United States of America or of any state thereof that is authorized under such laws to exercise corporate trust power, that is subject to supervision or examination by federal or state authorities and that has a combined capital and surplus of at least $100 million as set forth in its most recent published annual report of condition.

     This Indenture shall always have a Trustee who satisfies the requirements of TIA (S) 310(a)(1), (2) and (5). The Trustee is subject to TIA (S) 310(b).

Section 7.11.  Preferential Collection of Claims Against Company.

     The Trustee is subject to TIA (S) 311(a), excluding any creditor relationship listed in TIA (S) 311(b). A Trustee who has resigned or been removed shall be subject to TIA (S) 311(a) to the extent indicated therein.

                                  ARTICLE 8.
                   LEGAL DEFEASANCE AND COVENANT DEFEASANCE

Section 8.01.  Option to Effect Legal Defeasance or Covenant Defeasance.

     The Company may, at the option of its Board of Directors evidenced by a resolution set forth in an Officers' Certificate, at any time, elect to have either Section 8.02 or 8.03 hereof be applied to all outstanding Senior Notes upon compliance with the conditions set forth below in this Article Eight.

Section 8.02.  Legal Defeasance and Discharge.

     Upon the Company's exercise under Section 8.01 hereof of the option applicable to this Section 8.02, the Company shall, subject to the satisfaction of the conditions set forth in Section 8.04 hereof, be deemed to have been discharged from its obligations with respect to all outstanding Senior Notes on the date the conditions set forth below are satisfied (hereinafter, "Legal Defeasance"). For this purpose, Legal Defeasance means that the Company shall be deemed to have paid and discharged the entire Indebtedness represented by the outstanding Senior Notes, which shall thereafter be deemed to be "outstanding" only for the purposes of Section 8.05 hereof and the other Sections of this Indenture referred to in (a) and (b) below, and to have satisfied all its other obligations under such Senior Notes and this Indenture (and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following provisions which shall survive until otherwise terminated or discharged hereunder: (a) the rights of Holders of outstanding Senior Notes to receive solely from the trust fund described in Section 8.04 hereof, and as more fully set forth in such Section, payments in respect of the principal of, premium, if any, and interest on such Senior Notes when such payments are due, (b) the Company's obligations with respect to such Senior Notes under Article 2 and Section 4.02 hereof, (c) the rights, powers, trusts, duties and immunities of the Trustee hereunder and the Company's obligations in connection therewith and (d) this Article Eight. Subject to compliance with this Article Eight, the Company may exercise its option under this Section 8.02 notwithstanding the prior exercise of its option under Section 8.03 hereof.

Section 8.03.  Covenant Defeasance.

     Upon the Company's exercise under Section 8.01 hereof of the option applicable to this Section 8.03, the Company shall, subject to the satisfaction of the conditions set forth in Section 8.04 hereof, be released from its obligations under the covenants contained in Sections 4.03, 4.04, 4.05, 4.07, 4.08, 4.09, 4.10, 4.11, 4.12, 4.13, 4.15, 4.16 and 4.17 hereof with respect to the outstanding Senior Notes on and after the date the conditions set forth below are satisfied (hereinafter, "Covenant Defeasance"), and the Senior Notes shall thereafter be deemed not "outstanding" for the purposes of any direction, waiver, consent or declaration or act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed "outstanding" for all other purposes hereunder (it being understood that such Senior Notes shall not be deemed outstanding for accounting purposes). For this purpose, Covenant Defeasance means that, with respect to the outstanding Senior Notes, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Section 6.01 hereof, but, except as specified above, the remainder of this Indenture and such Senior Notes shall be unaffected thereby. In addition, upon the Company's exercise under Section 8.01 hereof of the option applicable to this Section 8.03 hereof, subject to the satisfaction of the conditions set forth in Section 8.04 hereof, Sections 6.01(c) through 6.01(f) hereof shall not constitute Events of Default.

Section 8.04.  Conditions to Legal or Covenant Defeasance.

     The following shall be the conditions to the application of either Section
8.02 or 8.03 hereof to the outstanding Senior Notes:

     In order to exercise either Legal Defeasance or Covenant Defeasance:

          (a) the Company must irrevocably deposit with the Trustee, in trust, for the benefit of the Holders, cash in United States dollars, non-callable Government Securities, or a combination thereof, in such amounts as shall be sufficient, in the opinion of a nationally recognized firm of independent public accountants, to pay the principal of, premium and Liquidated Damages, if any, and interest on the outstanding Senior Notes on the stated date for payment thereof or on the applicable redemption date, as the case may be;

          (b) in the case of an election under Section 8.02 hereof, the Company shall have delivered to the Trustee an Opinion of Counsel in the United States reasonably acceptable to the Trustee confirming that (A) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (B) since the date of this Indenture, there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such Opinion of Counsel shall confirm that, the Holders of the outstanding Senior Notes will not recognize income, gain or loss for federal income tax purposes as a result of such Legal Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Legal Defeasance had not occurred;

          (c) in the case of an election under Section 8.03 hereof, the Company shall have delivered to the Trustee an Opinion of Counsel in the United States reasonably acceptable to the Trustee confirming that the Holders of the outstanding Senior Notes will not recognize income, gain or loss for federal income tax purposes as a result of such Covenant Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Covenant Defeasance had not occurred;

          (d) no Default or Event of Default shall have occurred and be continuing on the date of such deposit (other than a Default or Event of Default resulting from the incurrence of Indebtedness all or a portion of the proceeds of which will be used to defease the Senior Notes pursuant to this Article Eight concurrently with such incurrence) or insofar as Sections 6.01(g) or 6.01(h) hereof is concerned, at any time in the period ending on the 91st day after the date of deposit;

          (e) such Legal Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under, any material agreement or instrument (other than this Indenture) to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound;

          (f) the Company shall have delivered to the Trustee an opinion of counsel to the effect that on the day after the last day of the applicable preference period under Bankruptcy Law following the deposit, the trust funds will not be subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally;

          (g) the Company shall have delivered to the Trustee an Officers' Certificate stating that the deposit was not made by the Company with the intent of preferring the Holders over any other creditors of the Company or with the intent of defeating, hindering, delaying or defrauding any other creditors of the Company; and

          (h) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for or relating to the Legal Defeasance or the Covenant Defeasance have been complied with.

Section 8.05. Deposited Money and Government Securities to be Held in Trust; Other Miscellaneous Provisions.

     Subject to Section 8.06 hereof, all money and non-callable Government Securities (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee, collectively for purposes of this Section 8.05, the "Trustee") pursuant to Section 8.04 hereof in respect of the outstanding Senior Notes shall be held in trust and applied by the Trustee, in accordance with the provisions of such Senior Notes and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as Paying Agent) as the Trustee may determine, to the Holders of such Senior Notes of all sums due and to become due thereon in respect of principal, premium, if any, and interest, but such money need not be segregated from other funds except to the extent required by law.

     The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the cash or non-callable Government Securities deposited pursuant to Section 8.04 hereof or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the outstanding Senior Notes.

     Anything in this Article Eight to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon the request of the Company any money or non-callable Government Securities held by it as provided in Section 8.04 hereof which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee (which may be the opinion delivered under Section 8.04(a) hereof), are in excess of the amount thereof that would then be required to be deposited to effect an equivalent Legal Defeasance or Covenant Defeasance.

Section 8.06.  Repayment to Company.

     Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of, premium, if any, or interest on any Senior Note and remaining unclaimed for two years after such principal, and premium, if any, or interest has become due and payable shall be paid to the Company on its request or (if then held by the Company) shall be discharged from such trust; and the Holder of such Senior Note shall thereafter, as an unsecured creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in the New York Times and The Wall Street Journal (national edition), notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such notification or publication, any unclaimed balance of such money then remaining will be repaid to the Company.

Section 8.07.  Reinstatement.

     If the Trustee or Paying Agent is unable to apply any United States dollars or non-callable Government Securities in accordance with Section 8.02 or 8.03 hereof, as the case may be, by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under this Indenture and the Senior Notes shall be revived and reinstated as though no deposit had occurred pursuant to Section 8.02 or 8.03 hereof until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section 8.02 or 8.03 hereof, as the case may be; provided, however, that, if the Company makes any payment of principal of, premium, if any, or interest on any Senior Note following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Senior Notes to receive such payment from the money held by the Trustee or Paying Agent.

                                  ARTICLE 9.
                       AMENDMENT, SUPPLEMENT AND WAIVER

Section 9.01.  Without Consent of Holders of Senior Notes.

     Notwithstanding Section 9.02 of this Indenture, the Company and the Trustee may amend or supplement this Indenture or the Senior Notes without the consent of any Holder of a Senior Note:

          (a)  to cure any ambiguity, defect or inconsistency;

          (b) to provide for uncertificated Senior Notes in addition to or in place of certificated Senior Notes; provided, that the uncertificated Senior Notes are issued in registered form for purposes of Section 163(f) of the Code, or in a manner such that the uncertificated Senior Notes are described in Section 162(f)(2)(B) of the Code;

          (c) to provide for the assumption of the obligations to the Holders of the Senior Notes in the case of a merger or consolidation of the Company pursuant to Article Five hereof or of a Guarantor pursuant to Article 10 hereof;

          (d) to make any change that would provide any additional rights or benefits to the Holders of the Senior Notes (including, without limitation, adding any Person as a Guarantor hereunder) or that does not adversely affect the legal rights hereunder of any Holder of the Senior Note; or

          (e) to comply with requirements of the SEC in order to effect or maintain the qualification of this Indenture under the TIA.

     Upon the request of the Company accompanied by a resolution of its Board of Directors authorizing the execution of any such amended or supplemental Indenture, and upon receipt by the Trustee of the documents described in Section
7.02 hereof, the Trustee shall join with the Company in the execution of any amended or supplemental Indenture authorized or permitted by the terms of this Indenture and to make any further appropriate agreements and stipulations that may be therein contained, but the Trustee shall not be obligated to enter into such amended or supplemental Indenture that affects its own rights, duties or immunities under this Indenture or otherwise.

Section 9.02.  With Consent of Holders of Senior Notes.

     Except as provided below in this Section 9.02, the Company and the Trustee may amend or supplement this Indenture (including Sections 3.09, 4.10 and 4.15 hereof) and the Senior Notes may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the Senior Notes then outstanding (including consents obtained in connection with a tender offer or exchange offer for the Senior Notes), and, subject to Sections 6.04 and 6.07 hereof, any existing Default or Event of Default (other than a Default or Event of Default in the payment of the principal of, premium, if any, or interest on the Senior Notes, except a payment default resulting from an acceleration that has been rescinded) or compliance with any provision of this Indenture or the Senior Notes may be waived with the consent of the Holders of a majority in principal amount of the then outstanding Senior Notes (including consents obtained in connection with a tender offer or exchange offer for the Senior Notes).

     Upon the request of the Company accompanied by a resolution of its Board of Directors authorizing the execution of any such amended or supplemental Indenture, and upon the filing with the Trustee of evidence satisfactory to the Trustee of the consent of the Holders of Senior Notes as aforesaid, and upon receipt by the Trustee of the documents described in Section 7.02 hereof, the Trustee shall join with the Company in the execution of such amended or supplemental Indenture unless such amended or supplemental Indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such amended or supplemental Indenture.

     It shall not be necessary for the consent of the Holders of Senior Notes under this Section 9.02 to approve the particular form of any proposed amendment or waiver, but it shall be sufficient if such consent approves the substance thereof.

     After an amendment, supplement or waiver under this Section becomes effective, the Company shall mail to the Holders of Senior Notes affected thereby a notice briefly describing the amendment, supplement or waiver. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such amended or supplemental Indenture or waiver. Subject to Sections 6.04 and 6.07 hereof, the Holders of a majority in aggregate principal amount of the Senior Notes then outstanding may waive compliance in a particular instance by the Company with any provision of this Indenture or the Senior Notes. However, without the consent of each Holder affected, an amendment or waiver may not (with respect to any Senior Notes held by a non-consenting Holder):

          (a) reduce the principal amount of Senior Notes whose Holders must consent to an amendment, supplement or waiver;

          (b) reduce the principal of or change the fixed maturity of any Senior Note or alter or waive any of the provisions with respect to the redemption of the Senior Notes except as provided above with respect to Sections 3.09, 4.10 and 4.15 hereof;

          (c) reduce the rate of or change the time for payment of interest, including default interest, on any Senior Note;

          (d) waive a Default or Event of Default in the payment of principal of or premium, if any, or interest on the Senior Notes (except a rescission of acceleration of the Senior Notes by the Holders of at least a majority in aggregate principal amount of the then outstanding Senior Notes and a waiver of the payment default that resulted from such acceleration);

          (e) make any Senior Note payable in money other than that stated in the Senior Notes;

          (f) make any change in the provisions of this Indenture relating to waivers of past Defaults or the rights of Holders of Senior Notes to receive payments of principal of or premium, if any, or interest or Liquidated Damages, if any, on the Senior Notes;

          (g) waive a redemption payment with respect to any Senior Note (except as provided above with respect to Sections 3.09, 4.10 and 4.15 hereof); or

          (h) make any change in Section 6.04 or 6.07 hereof or in the foregoing amendment and waiver provisions.

Section 9.03.  Compliance with Trust Indenture Act.

     Every amendment or supplement to this Indenture or the Senior Notes shall be set forth in a amended or supplemental Indenture that complies with the TIA as then in effect.

Section 9.04.  Revocation and Effect of Consents.

     Until an amendment, supplement or waiver becomes effective, a consent to it by a Holder of a Senior Note is a continuing consent by the Holder of a Senior Note and every subsequent Holder of a Senior Note or portion of a Senior Note that evidences the same debt as the consenting Holder's Senior

Note, even if notation of the consent is not made on any Senior Note. However, any such Holder of a Senior Note or subsequent Holder of a Senior Note may revoke the consent as to its Senior Note if the Trustee receives written notice of revocation before the date the waiver, supplement or amendment becomes effective. An amendment, supplement or waiver becomes effective in accordance with its terms and thereafter binds every Holder.

Section 9.05. Notation on or Exchange of Senior Notes.

     The Trustee may place an appropriate notation about an amendment, supplement or waiver on any Senior Note thereafter authenticated. The Company in exchange for all Senior Notes may issue and the Trustee shall authenticate new Senior Notes that reflect the amendment, supplement or waiver.

     Failure to make the appropriate notation or issue a new Senior Note shall not affect the validity and effect of such amendment, supplement or waiver.

Section 9.06.  Trustee to Sign Amendments, etc.

     The Trustee shall sign any amended or supplemental Indenture authorized pursuant to this Article Nine if the amendment or supplement does not adversely affect the rights, duties, liabilities or immunities of the Trustee. The Company may not sign an amendment or supplemental Indenture until the Board of Directors approves it. In executing any amended or supplemental indenture, the Trustee shall be entitled to receive and (subject to Section 7.01) shall be fully protected in relying upon, an Officer's Certificate and an Opinion of Counsel stating that the execution of such amended or supplemental indenture is authorized or permitted by this Indenture.

                                  ARTICLE 10.
                                  GUARANTEES

Section 10.01.  Unconditional Guarantee.

     Each Guarantor hereby unconditionally, jointly and severally, guarantees (such guarantee to be referred to herein as the "Guarantee") to each Holder of a Senior Note authenticated and delivered by the Trustee and to the Trustee and its successors and assigns, irrespective of the validity and enforceability of this Indenture, the Senior Notes or the obligations of the Company hereunder or thereunder, that: (i) the principal of, interest and Liquidated Damages, if any, on the Senior Notes will be promptly paid in full when due, subject to any applicable grace period, whether at stated maturity, by acceleration or otherwise and interest on the overdue principal of, and interest on any interest, to the exent lawful, and Liquidated Damages, if any, on the Senior Notes and all other obligations of the Company to the Holders or the Trustee hereunder or thereunder will be promptly paid in full, all in accordance with the terms hereof and thereof; and (ii) in case of any extension of time of payment or renewal of any Senior Notes or of any such other obligations, the same will be promptly paid in full when due in accordance with the terms of the extension or renewal, subject to any applicable grace period, whether at stated maturity, by acceleration or otherwise, subject, however, in the case of clauses
(i) and (ii) above, to the limitations set forth in Section 10.04. Each Guarantor hereby agrees that its Obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of the Senior Notes or this Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder of the Senior Notes with respect to any provisions hereof or thereof, the recovery of any judgment against the Company, any action to enforce the same or any other circumstances which might otherwise constitute a legal or equitable discharge or defense of a guarantor. Each Guarantor hereby waives diligence, presentment, demand for payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest, notice and all demands whatsoever and covenants that this Guarantee will not be discharged except by complete performance of the obligations contained in the Senior Notes, this Indenture and in this Guarantee. If any Holder or the Trustee is required by any court or otherwise to return to the Company, any Guarantor, or any custodian, trustee, liquidator or other similar official acting in relation to the Company or any Guarantor, any amount paid by the Company or any Guarantor to the Trustee or such Holder, this Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect as to such amount only. Each Guarantor further agrees that, as between each Guarantor, on the one hand, and the Holders and the Trustee, on the other hand, (x) the maturity of the Obligations guaranteed hereby may be accelerated as provided in Article Six for the purposes of this Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the Obligations guaranteed hereby, and (y) in the event of any acceleration of such Obligations as provided in Article Six, such Obligations (whether or not due and payable) shall forthwith become due and payable by each Guarantor for the purpose of this Guarantee.

Section 10.02.  Severability.

     In case any provision of this Guarantee shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 10.03.  Release of a Guarantor.

     Upon (i) the sale or disposition of all of the capital stock of a Guarantor (or all or substantially all of its assets), by way of merger, consolidation or otherwise, to an entity which is not the Company or a Subsidiary of the Company or (ii) the designation of a Guarantor as an Unrestricted Subsidiary which, in each case, is otherwise in compliance with this Indenture, such Guarantor and, if and only if such sale or disposition meets the test set forth below in
Section 10.05(b)(x), the purchaser of such assets or the entity succeeding to the interests of such Guarantor by merger, consolidation or otherwise, shall be deemed released from all its obligations under this Article Ten and its Guarantee. The Trustee shall deliver an appropriate instrument evidencing such release upon receipt of a written request by the Company accompanied by an Officers' Certificate certifying as to the compliance with this Section 10.03 and the other provisions of this Indenture. Any Guarantor not so released remains liable for the full amount of principal of and interest on the Senior Notes as provided in this Article Ten.

Section 10.04.  Limitation of Guarantor's Liability.

     Each Guarantor and by its acceptance hereof each Holder hereby confirms that it is the intention of all such parties that the guarantee by such Guarantor pursuant to its Guarantee not constitute a fraudulent transfer or conveyance for purposes of the Bankruptcy Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar Federal or state law.
To effectuate the foregoing intention, the Holders and such Guarantor hereby irrevocably agree that the Obligations of such Guarantor under its Guarantee shall be limited to the maximum amount as will, after giving effect to all other contingent and fixed liabilities of such Guarantor and after giving effect to any collections from or payments made by or on behalf of any other Guarantor in respect of the obligations of such other Guarantor under its Guarantee or pursuant to Section 10.06, result in the Obligations of such Guarantor under its Guarantee not constituting such fraudulent transfer or conveyance.

Section 10.05.  Guarantors May Consolidate, Etc. on Certain Terms.

     (a) Nothing contained in this Indenture or in any of the Senior Notes shall prevent any consolidation or merger of a Guarantor with or into the Company or another Guarantor or shall prevent any sale or conveyance of all or substantially all of the assets of a Guarantor to the Company or another Guarantor. Upon any such consolidation, merger, sale or conveyance, the Guarantee given by such Guarantor shall no longer have any force or effect.

     (b) Except as set forth in Article Four nothing contained in this Indenture or in any of the Senior Notes shall prevent any consolidation or merger of a Guarantor with or into a corporation or corporations other than the Company or another Guarantor (whether or not affiliated with the Guarantor), or successive consolidations or mergers in which a Guarantor or its successor or successors shall be a party or parties, or shall prevent any sale or conveyance of all or substantially all of the assets of a Guarantor to a corporation other than the Company or another Guarantor (whether or not affiliated with the Guarantor); provided, however, that, subject to Sections 10.03 and 10.05(a), either (x) the transaction is not an Asset Sale based only on the size of such transaction or is an Asset Sale consummated in accordance with Section 4.10, or
(y) (i) immediately after such transaction, and giving effect thereto (A) no Default or Event of Default shall have occurred as a result of such transaction and be continuing, (B) such Guarantor, or any Person formed by or surviving any such consolidation or merger, would have Consolidated Net Worth (immediately after giving effect to such transaction), equal to or greater than the Consolidated Net Worth of such Guarantor immediately preceding the transaction, and (C) the Company would be permitted by virtue of the Company's pro forma Fixed Charge Coverage Ratio, immediately after giving effect to such transaction, to incur at least $1.00 of additional Indebtedness pursuant to the Fixed Charge Coverage Ratio test set forth in Section 4.09 hereof and (ii) each Guarantor hereby covenants and agrees that, upon any such consolidation, merger, sale or conveyance, the Guarantee of such Guarantor set forth in this Article Ten, and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed by such Guarantor, shall be expressly assumed (in the event that the Guarantor is not the surviving corporation in such transaction), by supplemental indenture satisfactory in form to the Trustee, executed and delivered to the Trustee, together with an Officers' Certificate of the Company and an Opinion of Counsel stating that the transaction and such supplemental indenture comply with this Indenture, by the corporation formed by such consolidation, or into which the Guarantor shall have merged, or by the corporation that shall have acquired such property. In the case of any such consolidation, merger, sale or conveyance to which the foregoing clause (y) applies, upon the assumption by the successor corporation, by supplemental indenture executed and delivered to the Trustee and satisfactory in form to the Trustee of the due and punctual performance of all of the covenants and conditions of this Indenture to be performed by the Guarantor, such successor corporation shall succeed to and be substituted for the Guarantor with the same effect as if it had been named herein as a Guarantor.

Section 10.06.  Contribution.

     In order to provide for just and equitable contribution among the Guarantors, the Guarantors agree, inter se, that in the event any payment or distribution is made by any Guarantor (a "Funding Guarantor") under this Guarantee, such Funding Guarantor shall be entitled to a contribution from all other Guarantors in a pro rata amount based on the Adjusted Net Assets of each Guarantor (including the Funding Guarantor) for all payments, damages and expenses incurred by that Funding Guarantor in discharging the Company's obligations with respect to the Senior Notes or any other Guarantor's Obligations with respect to this Guarantee.

Section 10.07.  Waiver of Subrogation.

     Until the 91st day after the Senior Notes have been paid in full, each Guarantor hereby irrevocably waives any claim or other rights which it may now or hereafter acquire against the Company that arise from the existence, payment, performance or enforcement of such Guarantor's Obligations under this Guarantee and this Indenture, including, without limitation, any right of subrogation, reimbursement, exoneration, indemnification, and any right to participate in any claim or remedy of any Holder of Senior Notes against the Company, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law, including, without limitation, the right to take or receive from the Company, directly or indirectly, in cash or other property or by setoff or in any other manner, payment or security on account of such claim or other rights. If any amount shall be paid to any Guarantor in violation of the preceding sentence and the Senior Notes shall not have been paid in full, such amount shall have been deemed to have been paid to such Guarantor for the benefit of, and held in trust for the benefit of, the Holders of the Senior Notes, and shall forthwith be paid to the Trustee for the benefit of such Holders to be credited and applied upon the Senior Notes, whether matured or unmatured, in accordance with the terms of this Indenture. Each Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by this Indenture and that the waiver set forth in this Section
10.07 is knowingly made in contemplation of such benefits.

Section 10.08.  Execution of Guarantee.

     To evidence their guarantee to the Holders specified in Section 10.01, the Guarantors hereby agree to execute the Guarantee in substantially the form of Exhibit A recited to be endorsed on each Senior Note ordered to be authenticated and delivered by the Trustee. Each Guarantor hereby agrees that its Guarantee set forth in Section 10.01 shall remain in full force and effect notwithstanding any failure to endorse on each Senior Note a notation of such Guarantee. Each such Guarantee shall be signed on behalf of each Guarantor by one Officer (each of whom shall, in each case, have been duly authorized by all requisite corporate actions) prior to the authentication of the Senior Note on which it is endorsed, and the delivery of such Senior Note by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of such Guarantee on behalf of such Guarantor. Such signatures upon the Guarantee may be by manual or facsimile signature of such Officers and may be imprinted or otherwise reproduced on the Guarantee, and in case any such Officer who shall have signed the Guarantee shall cease to be such Officer before the Senior Note on which such Guarantee is endorsed shall have been authenticated and delivered by the Trustee or disposed of by the Company, such Senior Note nevertheless may be authenticated and delivered or disposed of as though the person who signed the Guarantee had not ceased to be such officer of the Guarantor.

Section 10.09.  Obligations of Each Guarantor Unconditional.

     Nothing contained in this Article Ten or elsewhere in this Indenture or in the Senior Notes or the Guarantees is intended to or shall impair, as among any Guarantor, its creditors, and the Holders of the Senior Notes, the obligation of such Guarantor, which is absolute and unconditional, to pay to the Holders of the Senior Notes the principal of and any interest on the Senior Notes as and when the same shall become due and payable in accordance with the terms of the Guarantees, or is intended to or shall affect the relative rights of the Holders of the Senior Notes and creditors of any Guarantor, nor shall anything herein or therein prevent the Holder of any Senior Note or the Trustee on its behalf from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, in respect of cash, property or securities of any Guarantor received upon the exercise of such remedy.

Section 10.10.  Notice to Trustee.

     The Company or any Guarantor shall give prompt written notice to the Trustee of any fact known to the Company or any such Guarantor which would prohibit the making of any payment to or by the Trustee in respect of the Guarantees pursuant to the provisions of this Article Ten. Regardless of anything to the contrary contained in this Article Ten or elsewhere in this Indenture, the Trustee shall not be charged with knowledge of the existence of any Default or Event of Default with respect to any facts which would prohibit the making of any payment to or by the Trustee unless and until the Trustee shall have received notice in writing from the Company or a Guarantor, and, prior to receipt of any such written notice, the Trustee shall be entitled to assume (in the absence of actual knowledge to the contrary) that no such facts exist .

Section 10.11.  Reliance on Judicial Order of Certificate of Liquidating Agent.

     Upon any payment or distribution of assets of any Guarantor referred to in this Article Ten, the Trustee, subject to the provisions of Article Seven hereof, and the Holders of the Senior Notes shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which bankruptcy, dissolution, winding-up, liquidation or reorganization proceedings are pending, or upon certificate of the receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution, delivered to the Trustee or the holders of the Senior Notes, for the purpose of ascertaining the persons entitled to participate in such distribution, the amount thereof or payable thereon, the amount or amounts paid or distribution thereon and all other facts pertinent thereto or to this Article Ten.

                                  ARTICLE 11.
                                 MISCELLANEOUS

Section 11.01.  Trust Indenture Act Controls.

     If any provision of this Indenture limits, qualifies or conflicts with the duties imposed by TIA (S)318(c), the imposed duties shall control.

Section 11.02.  Notices.

     Any notice or communication by the Company or the Trustee to the others is duly given if in writing and delivered in Person or mailed by first class mail (registered or certified, return receipt requested), telex, telecopier or overnight air courier guaranteeing next day delivery, to the others' address:

          If to the Company or the Guarantors:

          Wilsons The Leather Experts Inc.
          7401 Boone Avenue North
          Brooklyn Park, Minnesota  55428
          Telecopier No.:  (612) 391-4906
          Attention:  Chief Financial Officer

          With a copy to:

          Faegre & Benson LLP
          2200 Norwest Center
          90 South Seventh Street
          Minneapolis, Minnesota  55402
          Telecopier No.:  (612) 336-3026
          Attention:  Susan Jacobson

          If to the Trustee:

          Norwest Bank Minnesota, N.A.
          Corporate Trust Services
          6th and Marquette
          Minneapolis, Minnesota  55479-0069
          Telecopier No.:  (612) 667-9825
          Attention:  Corporate Trust

          With a copy to:

          Norwest Bank Minnesota, N.A.
          c/o The Depository Trust Company
          55 Water Street
          New York, New York  10041
          Telecopier No.:  (212) 558-2619
          Attention:  Norwest Window

     The Company or the Trustee, by notice to the others may designate additional or different addresses for subsequent notices or communications.

     All notices and communications (other than those sent to Holders) shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and the next Business Day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery.

     Any notice or communication to a Holder shall be mailed by first class mail, certified or registered, return receipt requested, or by overnight air courier guaranteeing next day delivery to its address shown on the register kept by the Registrar. Any notice or communication shall also be so mailed to any Person described in TIA (S) 313(c), to the extent required by the TIA. Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders.

     If a notice or communication is given in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it.

     If the Company mails a notice or communication to Holders, it shall mail a copy to the Trustee and each Agent at the same time.

Section 11.03. Communication by Holders of Senior Notes with Other Holders of Senior Notes.

     Holders may communicate pursuant to TIA (S) 312(b) with other Holders with respect to their rights under this Indenture or the Senior Notes. The Company, the Guarantors, the Trustee, the Registrar and anyone else shall have the protection of TIA (S) 312(c).

Section 11.04.  Certificate and Opinion as to Conditions Precedent.

     Upon any request or application by the Company and/or the Guarantor to the Trustee to take any action under this Indenture, the Company and/or such Guarantor, as the case may be, shall furnish to the Trustee:

          (a) an Officers' Certificate in form and substance reasonably satisfactory to the Trustee (which shall include the statements set forth in Section 11.05 hereof) stating that, in the opinion of the signers, all conditions precedent and covenants, if any, provided for in this Indenture relating to the proposed action have been satisfied; and

          (b) an Opinion of Counsel in form and substance reasonably satisfactory to the Trustee (which shall include the statements set forth in Section 11.05 hereof) stating that, in the opinion of such counsel, all such conditions precedent and covenants have been satisfied.

Section 11.05.  Statements Required in Certificate or Opinion.

     Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than a certificate provided pursuant to TIA (S) 314(a)(4)) shall comply with the provisions of TIA (S) 314(e) and shall include:

          (a) a statement that the Person making such certificate or opinion has read such covenant or condition;

          (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (c) a statement that, in the opinion of such Person, he or she has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been satisfied; and

          (d) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been satisfied.

Section 11.06.  Rules by Trustee and Agents.

     The Trustee may make reasonable rules for action by or at a meeting of Holders. The Registrar or Paying Agent may make reasonable rules and set reasonable requirements for its functions.

Section 11.07. No Personal Liability of Directors, Officers, Employees and Stockholders.

     No past, present or future director, officer, employee, incorporator or stockholder of the Company, as such, shall have any liability for any obligations of the Company under the Senior Notes, this Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Senior Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Senior Notes.

Section 11.08.  Governing Law.

     THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS INDENTURE, THE SENIOR NOTES AND THE SUBSIDIARY GUARANTEES.

Section 11.09.  No Adverse Interpretation of Other Agreements.

     This Indenture may not be used to interpret any other indenture, loan or debt agreement of the Company or its Subsidiaries or of any other Person. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

Section 11.10.  Successors.

     All agreements of the Company in this Indenture and the Senior Notes shall bind its successors. All agreements of the Trustee in this Indenture shall bind its successors.

Section 11.11.  Severability.

     In case any provision in this Indenture or in the Senior Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 11.12.  Counterpart Originals.

     The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

Section 11.13.  Table of Contents, Headings, etc.

     The Table of Contents, Cross-Reference Table and Headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part of this Indenture and shall in no way modify or restrict any of the terms or provisions hereof.

                         [Signatures on following page]

                                          SIGNATURES:

                                          THE COMPANY:

Dated as of August 18, 1997
                                          WILSONS THE LEATHER EXPERTS INC.


                                          By: /s/  David L. Rogers
                                             -----------------------------------
                                                  Name:   David L. Rogers
                                                  Title:  President


                                          THE GUARANTORS:

                                          WILSONS LEATHER HOLDINGS INC.


                                          By: /s/  David L. Rogers
                                             -----------------------------------
                                                  Name:   David L. Rogers
                                                  Title:  President


                                          WILSONS CENTER, INC.


                                          By: /s/  David L. Rogers
                                             -----------------------------------
                                                  Name:   David L. Rogers
                                                  Title:  President


                                          ROSEDALE WILSONS, INC.


                                          By: /s/  David L. Rogers
                                             -----------------------------------
                                                  Name:   David L. Rogers
                                                  Title:  President


                                          RIVER  HILLS WILSONS, INC.


                                          By: /s/  David L. Rogers
                                             -----------------------------------
                                                  Name:   David L. Rogers
                                                  Title:  President

                                          BERMANS THE LEATHER EXPERTS INC.


                                          By: /s/  David L. Rogers
                                             -----------------------------------
                                                  Name:   David L. Rogers
                                                  Title:  President


                                          WILSONS HOUSE OF SUEDE, INC.


                                          By: /s/  David L. Rogers
                                             -----------------------------------
                                                  Name:   David L. Rogers
                                                  Title:  President


                                          WILSONS TANNERY WEST, INC.


                                          By: /s/  David L. Rogers
                                             -----------------------------------
                                                  Name:   David L. Rogers
                                                  Title:  President


                                          WILSONS LEATHER OF ALABAMA INC.


                                          By: /s/  David L. Rogers
                                             -----------------------------------
                                                  Name:   David L. Rogers
                                                  Title:  President


                                          WILSONS LEATHER OF CONNECTICUT INC.


                                          By: /s/  David L. Rogers
                                             -----------------------------------
                                                  Name:   David L. Rogers
                                                  Title:  President


                                          WILSONS LEATHER OF FLORIDA INC.


                                          By: /s/  David L. Rogers
                                             -----------------------------------
                                                  Name:   David L. Rogers
                                                  Title:  President

                                          WILSONS LEATHER OF GEORGIA INC.


                                          By: /s/  David L. Rogers
                                             -----------------------------------
                                                  Name:   David L. Rogers
                                                  Title:  President


                                          WILSONS LEATHER OF INDIANA INC.


                                          By: /s/  David L. Rogers
                                             -----------------------------------
                                                  Name:   David L. Rogers
                                                  Title:  President


                                          WILSONS LEATHER OF IOWA INC.


                                          By: /s/  David L. Rogers
                                             -----------------------------------
                                                  Name:   David L. Rogers
                                                  Title:  President


                                          WILSONS LEATHER OF LOUISIANA INC.


                                          By: /s/  David L. Rogers
                                             -----------------------------------
                                                  Name:   David L. Rogers
                                                  Title:  President


                                          WILSONS LEATHER OF MARYLAND INC.


                                          By: /s/  David L. Rogers
                                             -----------------------------------
                                                  Name:   David L. Rogers
                                                  Title:  President


                                          WILSONS LEATHER OF MASSACHUSETTS INC.


                                          By: /s/  David L. Rogers
                                             -----------------------------------
                                                  Name:   David L. Rogers
                                                  Title:  President

                                          WILSONS LEATHER OF MICHIGAN INC.


                                          By: /s/  David L. Rogers
                                             -----------------------------------
                                                  Name:   David L. Rogers
                                                  Title:  President


                                          WILSONS LEATHER OF NEW JERSEY INC.


                                          By: /s/  David L. Rogers
                                             -----------------------------------
                                                  Name:   David L. Rogers
                                                  Title:  President


                                          WILSONS LEATHER OF NEW YORK INC.


                                          By: /s/  David L. Rogers
                                             -----------------------------------
                                                  Name:   David L. Rogers
                                                  Title:  President


                                          WILSONS LEATHER OF NORTH CAROLINA INC.


                                          By: /s/  David L. Rogers
                                             -----------------------------------
                                                  Name:   David L. Rogers
                                                  Title:  President


                                          WILSONS LEATHER OF OHIO INC.


                                          By: /s/  David L. Rogers
                                             -----------------------------------
                                                 Name:   David L. Rogers
                                                 Title:  President


                                          WILSONS LEATHER OF PENNSYLVANIA INC.


                                          By: /s/  David L. Rogers
                                             -----------------------------------
                                                  Name:   David L. Rogers
                                                  Title:  President

                                          WILSONS LEATHER OF RHODE ISLAND INC.


                                          By: /s/  David L. Rogers
                                             -----------------------------------
                                                  Name:   David L. Rogers
                                                  Title:  President


                                          WILSONS LEATHER OF TENNESSEE INC.


                                          By: /s/  David L. Rogers
                                             -----------------------------------
                                                  Name:   David L. Rogers
                                                  Title:  President


                                          WILSONS LEATHER OF TEXAS INC.


                                          By: /s/  David L. Rogers
                                             -----------------------------------
                                                  Name:   David L. Rogers
                                                  Title:  President


                                          WILSONS LEATHER OF VIRGINIA INC.


                                          By: /s/  David L. Rogers
                                             -----------------------------------
                                                  Name:   David L. Rogers
                                                  Title:  President


                                          WILSONS LEATHER OF WEST VIRGINIA INC.


                                          By: /s/  David L. Rogers
                                             -----------------------------------
                                                  Name:   David L. Rogers
                                                  Title:  President


                                          WILSONS LEATHER OF WISCONSIN INC.


                                          By: /s/  David L. Rogers
                                             -----------------------------------
                                                  Name:   David L. Rogers
                                                  Title:  President

                                          WILSONS LEATHER OF ARKANSAS INC.


                                          By: /s/  David L. Rogers
                                             -----------------------------------
                                                  Name:   David L. Rogers
                                                  Title:  President


                                          WILSONS LEATHER OF DELAWARE INC.


                                          By: /s/  David L. Rogers
                                             -----------------------------------
                                                  Name:   David L. Rogers
                                                  Title:  President


                                          WILSONS LEATHER OF MISSISSIPPI INC.


                                          By: /s/  David L. Rogers
                                             -----------------------------------
                                                  Name:   David L. Rogers
                                                  Title:  President


                                          WILSONS LEATHER OF MISSOURI INC.


                                          By: /s/  David L. Rogers
                                             -----------------------------------
                                                  Name:   David L. Rogers
                                                  Title:  President


                                          WILSONS LEATHER OF SOUTH CAROLINA INC.


                                          By: /s/  David L. Rogers
                                             -----------------------------------
                                                  Name:   David L. Rogers
                                                  Title:  President


                                          WILSONS LEATHER OF VERMONT INC.


                                          By: /s/  David L. Rogers
                                             -----------------------------------
                                                  Name:   David L. Rogers
                                                  Title:  President

                                          WILSONS INTERNATIONAL INC.


                                          By: /s/  David L. Rogers
                                             -----------------------------------
                                                  Name:   David L. Rogers
                                                  Title:  President


NORWEST BANK MINNESOTA,
N.A., as Trustee

By:  /s/  Curtis D. Schwegman
   ----------------------------------------
         Name:  Curtis D. Schwegman
         Title:  Assistant Vice President

                                   EXHIBIT A

                             (Face of Senior Note)

               ____% [Series A ] [Series B] Senior Note due 2004

No. _____                                                   Cusip No.:__________

                                                                   $__________

                       WILSONS THE LEATHER EXPERTS INC.

promises to pay to

or registered assigns,

the principal sum of SEVENTY FIVE MILLION

Dollars on August 15, 2004.

Interest Payment Dates:  February 15 and August 15

Record Dates:  February 1 and August 1

                                               Dated:  August 18, 1997

                                               WILSONS THE LEATHER EXPERTS INC.

                                               By:______________________________
                                                     Name:
                                                     Title:


                                               By:______________________________
                                                     Name:
                                                     Title:

This is one of the Global
Senior Notes referred to in the
within-mentioned Indenture:

Norwest Bank Minnesota, N.A.,
as Trustee

By:__________________________________
        Authorized Signatory

                             (Back of Senior Note)

                ___% [Series A] [Series B] Senior Note due 2004

     [Unless and until it is exchanged in whole or in part for Senior Notes in definitive form, this Senior Note may not be transferred except as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository or by the Depository or any such nominee to a successor Depository or a nominee of such successor Depository. Unless this certificate is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New
York) ("DTC"), to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as may be requested by an authorized representative of DTC (and any payment is made to Cede & Co. or such other entity as may be requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]1/
                                                             --

           THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) SUCH SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (1) (a) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (b) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (c) OUTSIDE THE UNITED STATES TO A FOREIGN PERSON IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 UNDER THE SECURITIES ACT OR (d) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL IF THE COMPANY SO REQUESTS), (2) TO THE COMPANY OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE SECURITY EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN (A) ABOVE.

______________________

1. This paragraph should be included only if the Senior Note is issued in global form.

     Capitalized terms used herein shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

     1. Interest. Wilsons The Leather Experts Inc., a Minnesota corporation (the "Company"), promises to pay interest on the principal amount of this Senior Note at 11 1/4% per annum from August 18, 1997 until maturity and shall pay the Liquidated Damages payable pursuant to Section 5 of the Registration Rights Agreement referred to below. The Company will pay interest and Liquidated Damages semi-annually on February 15 and August 15 of each year, or if any such day is not a Business Day, on the next succeeding Business Day (each an "Interest Payment Date"). Interest on the Senior Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of issuance; provided that if there is no existing Default in the payment of interest, and if this Senior Note is authenticated between a record date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date; provided, further, that the first Interest Payment Date shall be February 15, 1998. The Company shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal and premium, if any, from time to time on demand at a rate that is 1% per annum in excess of the rate then in effect; it shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest and Liquidated Damages (without regard to any applicable grace periods) from time to time on demand at the same rate to the extent lawful. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

     2. Method of Payment. The Company will pay interest on the Senior Notes (except defaulted interest) and Liquidated Damages to the Persons who are registered Holders of Senior Notes at the close of business on the February 1 or August 1 next preceding the Interest Payment Date, even if such Senior Notes are canceled after such record date and on or before such Interest Payment Date, except as provided in Section 2.12 of the Indenture with respect to defaulted interest. The Senior Notes will be payable as to principal, premium, interest and Liquidated Damages at the office or agency of the Company maintained for such purpose within or without the City and State of New York, or, at the option of the Company, payment of interest and Liquidated Damages may be made by check mailed to the Holders at their addresses set forth in the register of Holders, and provided that payment by wire transfer of immediately available funds will be required with respect to principal of and interest, premium and Liquidated Damages on, all Global Senior Notes and all other Senior Notes the Holders of which shall have provided wire transfer instructions to the Company or the Paying Agent. Such payment shall be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

     3. Paying Agent and Registrar. Initially, Norwest Bank Minnesota, N.A., the Trustee under the Indenture, will act as Paying Agent and Registrar. The Company may change any Paying Agent or Registrar without notice to any Holder. The Company or any of its Subsidiaries may act in any such capacity.

     4. Indenture. The Company issued the Senior Notes under an Indenture dated as of August 18, 1997 ("Indenture") among the Company, the Guarantors and the Trustee. The terms of the Senior Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S. Code (S)(S) 77aaa-77bbbb). The Senior Notes are subject to all such terms, and Holders are referred to the Indenture and such Act for a statement of such terms. The Senior Notes are obligations of the Company limited to $75 million in aggregate principal amount.

     5.  Optional Redemption.

     (a) Except as set forth in subparagraph (b) of this Paragraph 5, the Company shall not have the option to redeem the Senior Notes prior to August 15, 2001. Thereafter, the Company shall have the option to redeem the Senior Notes, in whole or in part, upon not less than 30 nor more than 60 days' notice, at the redemption prices (expressed as percentages of principal amount) set forth below plus accrued and unpaid interest thereon to the applicable redemption date, if redeemed during the twelve-month period beginning on August 15 of the years indicated below:

          YEAR                                                  PERCENTAGE
          ----                                                  ----------
          2001.....................................              105.625%
          2002.....................................              102.813%
          2003 (and thereafter)....................              100.000%

     (b) Notwithstanding the provisions of subparagraph (a) of this Paragraph 5, on any one occasion prior to August 15, 2000, the Company may redeem Senior Notes with the net proceeds of a public offering of its common stock at a redemption price equal to 111.25% of the principal amount thereof plus accrued and unpaid interest and Liquidated Damages thereon, if any; provided that at least 75% in aggregate principal amount of the Senior Notes originally issued remains outstanding immediately after the occurrence of such redemption and that such redemption occurs within 45 days of the date of the closing of such public offering.

     6.   Mandatory Redemption.

     Except as set forth in paragraph 7 below, the Company shall not be required to make mandatory redemption or sinking fund payments with respect to the Senior Notes.

     7.   Repurchase at Option of Holder.

     (a) If there is a Change of Control, each Holder of Senior Notes shall have the right to require the Company to make an offer (a "Change of Control Offer") to repurchase all or any part (equal to $1,000 or an integral multiple thereof) of such Holder's Senior Notes at a purchase price equal to 101% of the aggregate principal amount thereof plus accrued and unpaid interest and Liquidated Damages, if any, to the date of purchase (the "Change of Control Payment"). Within 10 days following any Change of Control, the Company shall mail a notice to each Holder setting forth the procedures governing the Change of Control Offer as required by the Indenture.

     (b) If the Company or a Restricted Subsidiary consummates any Asset Sales, within five days of each date on which the aggregate amount of Excess Proceeds exceeds $10 million, the Company shall commence an offer to all Holders of Senior Notes (an "Asset Sale Offer") pursuant to Section 3.09 of the Indenture to purchase the maximum principal amount of Senior Notes (and pari passu Indebtedness) that may be purchased out of the Excess Proceeds at an offer price in cash in an amount equal to 100% of the principal amount thereof plus accrued and unpaid interest, if any, to the date fixed for the closing of such offer, in accordance with the procedures set forth in the Indenture. To the extent that the aggregate amount of Senior Notes (and pari passu Indebtedness) tendered pursuant to an Asset Sale Offer is less than the Excess Proceeds, the Company may use such deficiency for general corporate purposes. If the aggregate principal amount of Senior Notes and pari passu Indebtedness permitted by the Indenture surrendered by holders thereof exceeds the amount of Excess Proceeds, the Senior Notes and pari passu Indebtedness shall be purchased on a pro rata basis. Holders of Senior Notes that are the subject of an offer to purchase will receive an Asset Sale Offer from the Company prior to any related purchase date and may elect to have such Senior Notes purchased by completing the form entitled "Option of Holder to Elect Purchase" on the reverse of the Senior Notes.

     8. Notice of Redemption. Notice of redemption will be mailed at least 30 days but not more than 60 days before the redemption date to each Holder whose Senior Notes are to be redeemed at its registered address. Senior Notes in denominations larger than $1,000 may be redeemed in part but only in whole multiples of $1,000, unless all of the Senior Notes held by a Holder are to be redeemed. On and after the redemption date interest ceases to accrue on Senior Notes or portions thereof called for redemption.

     9. Denominations, Transfer, Exchange. The Senior Notes are in registered form without coupons in denominations of $1,000 and integral multiples of $1,000. The transfer of Senior Notes may be registered and Senior Notes may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. The Company need not exchange or register the transfer of any Senior Note or portion of a Senior Note selected for redemption, except for the unredeemed portion of any Senior Note being redeemed in part. Also, it need not exchange or register the transfer of any Senior Notes for a period of 15 days before a selection of Senior Notes to be redeemed or during the period between a record date and the corresponding Interest Payment Date.

     10. Persons Deemed Owners. The registered Holder of a Senior Note may be treated as its owner for all purposes.

     11. Amendment, Supplement and Waiver. Subject to certain exceptions, the Indenture or the Senior Notes may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the then outstanding Senior Notes, and any existing default or compliance with any provision of the Indenture or the Senior Notes may be waived with the consent of the Holders of a majority in principal amount of the then outstanding Senior Notes. Without the consent of any Holder of a Senior Note, the Indenture or the Senior Notes may be amended or supplemented to cure any ambiguity, defect or inconsistency, to provide for uncertificated Senior Notes in addition to or in place of certificated Senior Notes, to provide for the assumption of the obligations of the Company or a Guarantor to Holders of the Senior Notes in case of a merger or consolidation, to make any change that would provide any additional rights or benefits to the Holders of the Senior Notes or that does not adversely affect the legal rights under the Indenture of any such Holder, or to comply with the requirements of the Commission in order to effect or maintain the qualification of the Indenture under the Trust Indenture Act.

     12. Defaults and Remedies. Events of Default include: (i) default for 30 days in the payment when due of interest or Liquidated Damages on the Senior Notes; (ii) default in payment when due of principal of or premium, if any, on the Senior Notes when the same becomes due and payable at maturity, upon redemption (including in connection with an offer to purchase) or otherwise,
(iii) failure by the Company to comply with Section 4.07, 4.09, 4.10, 4.15 or
5.01 of the Indenture; (iv) failure by the Company for 60 days after notice to the Company by the Trustee or the Holders of at least 25% in principal amount of the Senior Notes then outstanding to comply with any other covenant, representation, warranty or other agreement in the Indenture or the Senior Notes; (v) payment default under certain other agreements relating to Indebtedness of the Company or Restricted Subsidiaries or other defaults under such agreements which default results in the acceleration of such Indebtedness prior to its express maturity; (vi) certain final judgments for the payment of money that remain undischarged for a period of 60 days; (vii) certain events of bankruptcy or insolvency with respect to the Company or any of its Restricted

Subsidiaries; and (viii) except as permitted by the Indenture, any Guarantee shall be held unenforceable in any judicial proceeding or shall cease to be in full force and effect for any reason or any person acting on behalf of any Guarantor shall deny or disaffirm its obligations under its Guarantee. If any Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the then outstanding Senior Notes may declare all the Senior Notes to be due and payable. Notwithstanding the foregoing, in the case of an Event of Default arising from certain events of bankruptcy or insolvency, all outstanding Senior Notes will become due and payable without further action or notice. Holders may not enforce the Indenture or the Senior Notes except as provided in the Indenture. Subject to certain limitations, Holders of a majority in principal amount of the then outstanding Senior Notes may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of the Senior Notes notice of any continuing Default or Event of Default (except a Default or Event of Default relating to the payment of principal or interest) if it determines that withholding notice is in their interest. The Holders of a majority in aggregate principal amount of the Senior Notes then outstanding by notice to the Trustee may on behalf of the Holders of all of the Senior Notes waive any existing Default or Event of Default and its consequences under the Indenture except a continuing Default or Event of Default in the payment of interest on, or the principal of, the Senior Notes. The Company is required to deliver to the Trustee annually a statement regarding compliance with the Indenture, and the Company is required upon becoming aware of any Default or Event of Default, to deliver to the Trustee a statement specifying such Default or Event of Default.

     13. Trustee Dealings with Company. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not the Trustee.

     14. No Recourse Against Others. A director, officer, employee, incorporator or stockholder of the Company, as such, shall not have any liability for any obligations of the Company under the Senior Notes or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Senior Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Senior Notes.

     15. Authentication. This Senior Note shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

     16. Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

     17. Additional Rights of Holders of Transfer Restricted Securities. In addition to the rights provided to Holders of Senior Notes under the Indenture, Holders of Transfer Restricted Securities shall have all the rights set forth in the Registration Rights Agreement dated as of August 18, 1997, between the Company and the parties named on the signature pages thereof (the "Registration Rights Agreement").

     18. CUSIP Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Senior Notes and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Senior Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

     19. Guarantees. Payment of principal and interest (including interest on overdue principal and overdue interest, if lawful) is unconditionally guaranteed by certain subsidiaries of the Company.

     The Company will furnish to any Holder upon written request and without charge a copy of the Indenture and/or the Registration Rights Agreement. Requests may be made to:

          Wilsons The Leather Experts Inc.
          7401 Boone Avenue North
          Brooklyn Park, Minnesota  55428
          Attention:  Chief Financial Officer

                                Assignment Form

     To assign this Senior Note, fill in the form below: (I) or (we) assign and transfer this Senior Note to


________________________________________________________________________________
                 (Insert assignee's soc. sec. or tax I.D. no.)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
             (Print or type assignee's name, address and zip code)

and irrevocably appoint __________________________________________________
to transfer this Senior Note on the books of the Company. The agent may substitute another to act for him.

Date:__________________

                              Your Signature:___________________________________
                              (Sign exactly as your name appears on the face of this Senior Note)
Signature Guarantee.

                      Option of Holder to Elect Purchase

     If you want to elect to have this Senior Note purchased by the Company pursuant to Section 4.10 or 4.15 of the Indenture, check the box below:

     [_]Section 4.10                [_]Section 4.15

     If you want to elect to have only part of the Senior Note purchased by the Company pursuant to Section 4.15 of the Indenture, state the amount you elect to have purchased: $___________

Date:________________

                              Your Signature:___________________________________
                              (Sign exactly as your name appears on the face of this Senior Note)
                              Tax Identification No.:___________________________

Signature Guarantee.

                                   SCHEDULE I



Wilsons Leather Holdings Inc.
Wilsons Center, Inc.
Rosedale Wilsons, Inc.
River Hills Wilsons, Inc.
Bermans The Leather Experts Inc.
Wilsons House Of Suede, Inc.
Wilsons Tannery West, Inc.
Wilsons Leather Of Alabama Inc.
Wilsons Leather Of Connecticut Inc.
Wilsons Leather Of Florida Inc.
Wilsons Leather Of Georgia Inc.
Wilsons Leather Of Indiana Inc.
Wilsons Leather Of Iowa Inc.
Wilsons Leather Of Louisiana Inc.
Wilsons Leather Of Maryland Inc.
Wilsons Leather Of Massachusetts Inc.
Wilsons Leather Of Michigan Inc.
Wilsons Leather Of New Jersey Inc.
Wilsons Leather Of New York Inc.
Wilsons Leather Of North Carolina Inc.
Wilsons Leather Of Ohio Inc.
Wilsons Leather Of Pennsylvania Inc.
Wilsons Leather Of Rhode Island Inc.
Wilsons Leather Of Tennessee Inc.
Wilsons Leather Of Texas Inc.
Wilsons Leather Of Virginia Inc.
Wilsons Leather Of West Virginia Inc.
Wilsons Leather Of Wisconsin Inc.
Wilsons Leather Of Arkansas Inc.
Wilsons Leather Of Delaware Inc.
Wilsons Leather Of Mississippi Inc.
Wilsons Leather Of Missouri Inc.
Wilsons Leather Of South Carolina Inc.
Wilsons Leather Of Vermont Inc.
Wilsons International Inc.

                SCHEDULE OF EXCHANGES OF DEFINITIVE SENIOR NOTE/2/


     The following exchanges of a part of this Global Senior Note for Definitive Senior Notes have been made:

                                                                          Principal Amount of          Signature of
                              Amount of decrease    Amount of increase           this                authorized officer
                                     in                    in              Global Senior Note                of
Date of Exchange               Principal Amount    Principal Amount of       following such          Trustee or Senior
----------------                     of             this Global Senior          decrease                    Note
                                                    ------------------
                              this Global Senior         Note                 (or increase)               Custodian
                              ------------------         ----                  -----------                ---------
                                    Note
                                    ----
---------------------------------------------------------------------------------------------------------------------------

____________________
/2/   This should be included only if the Senior Note is issued in global form.

                                  EXHIBIT A-1

                       [FORM OF NOTATION ON SENIOR NOTE
                            RELATING TO GUARANTEE]

          Each of the corporations listed on the signature pages hereto (hereinafter referred to as the "Guarantors", which term includes any successor or additional Guarantor under the Indenture (the "Indenture") referred to in the Senior Note upon which this notation is endorsed), (i) has unconditionally guaranteed that (a) the principal of, interest and Liquidated Damages, if any, on the Senior Notes will be promptly paid in full when due, subject to any applicable grace period, whether at stated maturity, by acceleration or otherwise and interest on the overdue principal of, and interest on interest, to the extent lawful, and Liquidated Damages, if any, on the Senior Note and all other obligations of the Company to the Holders or the Trustee under the Indenture or the Senior Note will be promptly paid in full, all in accordance with the terms set forth in the Indenture; and (b) in case of any extension of time of payment or renewal of the Senior Note or of any such other obligations, the same will be promptly paid in full when due in accordance with the terms of the extension or renewal, subject to any applicable grace period, whether at stated maturity, by acceleration or otherwise, (ii) has agreed to pay any and all costs and expenses (including reasonable attorneys' fees) incurred by the Trustee or any Holder in enforcing any rights under this Guarantee; provided, however, that this Guarantee is limited as to each Guarantor to the extent necessary not to constitute a fraudulent conveyance or fraudulent transfer.

          No stockholder, officer, director or incorporator, as such, past, present or future, of any Guarantor shall have any personal liability under this Guarantee by reason of his or its status as such stockholder, officer, director or incorporator.

          This Guarantee shall be binding upon each Guarantor and, to the extent provided in the Indenture, its successors and assigns and shall inure to the benefit of the successors and assigns of the Trustee and the Holders and, in the event of any transfer or assignment of rights by any Holder or the Trustee, the rights and privileges herein conferred upon that party shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof.

          This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Senior Note upon which this Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.


                                    A-1(1)

                              WILSONS LEATHER HOLDINGS INC.

                              By:_______________________________________
                                 Name:
                                 Title:



                              WILSONS CENTER, INC.

                              By:________________________________________
                                 Name:
                                 Title:



                              ROSEDALE WILSONS, INC.

                              By:________________________________________
                                 Name:
                                 Title:




                              RIVER HILLS WILSONS, INC.

                              By:________________________________________
                                 Name:
                                 Title:




                              BERMANS THE LEATHER EXPERTS INC.

                              By:________________________________________
                                 Name:
                                 Title:




                              WILSONS HOUSE OF SUEDE, INC.

                              By:________________________________________
                                 Name:
                                 Title:

                                    A-1(2)

                                        WILSONS TANNERY WEST, INC.

                                        By:________________________________
                                           Name:
                                           Title:




                                        WILSONS LEATHER OF ALABAMA INC.

                                        By:________________________________
                                           Name:
                                           Title:




                                        WILSONS LEATHER OF CONNECTICUT INC.

                                        By:________________________________
                                           Name:
                                           Title:




                                        WILSONS LEATHER OF FLORIDA INC.

                                        By:________________________________
                                           Name:
                                           Title:




                                        WILSONS LEATHER OF GEORGIA INC.

                                        By:________________________________
                                           Name:
                                           Title:




                                        WILSONS LEATHER OF INDIANA INC.

                                        By:________________________________
                                           Name:
                                           Title:

                                    A-1(3)

                                        WILSONS LEATHER OF IOWA INC.

                                        By:_________________________________
                                           Name:
                                           Title:




                                        WILSONS LEATHER OF LOUISIANA INC.

                                        By:_________________________________
                                           Name:
                                           Title:




                                        WILSONS LEATHER OF MARYLAND INC.

                                        By:_________________________________
                                           Name:
                                           Title:




                                        WILSONS LEATHER OF MASSACHUSETTS INC.

                                        By:_________________________________
                                           Name:
                                           Title:




                                        WILSONS LEATHER OF MICHIGAN INC.

                                        By:_________________________________
                                           Name:
                                           Title:




                                        WILSONS LEATHER OF NEW JERSEY INC.

                                        By:_________________________________
                                           Name:
                                           Title:

                                    A-1(4)

                                        WILSONS LEATHER OF NEW YORK INC.

                                        By:_________________________________
                                           Name:
                                           Title:




                                        WILSONS LEATHER OF NORTH CAROLINA INC.

                                        By:__________________________________
                                           Name:
                                           Title:




                                        WILSONS LEATHER OF OHIO INC.

                                        By:__________________________________
                                           Name:
                                           Title:




                                        WILSONS LEATHER OF PENNSYLVANIA INC.

                                        By:__________________________________
                                           Name:
                                           Title:




                                        WILSONS LEATHER OF RHODE ISLAND INC.

                                        By:__________________________________
                                           Name:
                                           Title:




                                        WILSONS LEATHER OF TENNESSEE INC.

                                        By:__________________________________
                                           Name:
                                           Title:

                                    A-1(5)

                                        WILSONS LEATHER OF TEXAS INC.

                                        By:__________________________________
                                           Name:
                                           Title:




                                        WILSONS LEATHER OF VIRGINIA INC.

                                        By:__________________________________
                                           Name:
                                           Title:




                                        WILSONS LEATHER OF WEST VIRGINIA INC.

                                        By:__________________________________
                                           Name:
                                           Title:




                                        WILSONS LEATHER OF WISCONSIN INC.

                                        By:__________________________________
                                           Name:
                                           Title:




                                        WILSONS LEATHER OF ARKANSAS INC.

                                        By:__________________________________
                                           Name:
                                           Title:




                                        WILSONS LEATHER OF DELAWARE INC.

                                        By:__________________________________
                                           Name:
                                           Title:

                                 A-1(6)

                                        WILSONS LEATHER OF MISSISSIPPI INC.

                                        By:__________________________________
                                           Name:
                                           Title:


                                        WILSONS LEATHER OF MISSOURI INC.

                                        By:__________________________________
                                           Name:
                                           Title:


                                        WILSONS LEATHER OF SOUTH CAROLINA INC.
                                        By:__________________________________
                                           Name:
                                           Title:


                                        WILSONS LEATHER OF VERMONT INC.
                                        By:__________________________________
                                           Name:
                                           Title:


                                        WILSONS INTERNATIONAL INC.


                                        By:__________________________________
                                           Name:
                                           Title:

                                    A-1(7)

                                   EXHIBIT B

   CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR REGISTRATION OF TRANSFER OF
                                 SENIOR NOTES

Re:  11 1/4% Senior Notes due 2004 of Wilsons The Leather Experts Inc.

     This Certificate relates to $_____ principal amount of Senior Notes held in
* ________ book-entry or *_______ definitive form by ________________ (the
"Transferor").

The Transferor*:

     [_] has requested the Trustee by written order to deliver in exchange for its beneficial interest in the Global Senior Note held by the Depository a Senior Note or Senior Notes in definitive, registered form of authorized denominations in an aggregate principal amount equal to its beneficial interest in such Global Senior Note (or the portion thereof indicated above); or

     [_] has requested the Trustee by written order to exchange or register the transfer of a Senior Note or Senior Notes.

     In connection with such request and in respect of each such Senior Note, the Transferor does hereby certify that Transferor is familiar with the Indenture relating to the above captioned Senior Notes and as provided in
Section 2.06 of such Indenture, the transfer of this Senior Note does not require registration under the Securities Act (as defined below) because:*

     [_] Such Senior Note is being acquired for the Transferor's own account, without transfer (in satisfaction of Section 2.06(a)(ii)(A) or Section 2.06(d)(i)(A) of the Indenture).

     [_] Such Senior Note is being transferred to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act of 1933, as amended (the "Securities Act")) in reliance on Rule 144A (in satisfaction of Section 2.06(a)(ii)(B), Section 2.06(b)(i) or Section 2.06(d)(i) (B) of the Indenture) or pursuant to an exemption from registration in accordance with Rule 904 under the Securities Act (in satisfaction of Section 2.06(a)(ii)(B) or Section 2.06(d)(i)(B) of the Indenture.)

_______________
*Check applicable box.

     [_] Such Senior Note is being transferred in accordance with Rule 144 under the Securities Act, or pursuant to an effective registration statement under the Securities Act (in satisfaction of Section 2.06(a)(ii)(B) or Section 2.06(d)(i)(B) of the Indenture).

     [_] Such Senior Note is being transferred in reliance on and in compliance with an exemption from the registration requirements of the Securities Act, other than Rule 144A, 144 or Rule 904 under the Securities Act. An Opinion of Counsel to the effect that such transfer does not require registration under the Securities Act accompanies this Certificate (in satisfaction of Section 2.06(a)(ii)(C) or Section 2.06(d)(i)(C) of the Indenture).


                              ________________________________________________
                              [INSERT NAME OF TRANSFEROR]

                              By:_____________________________________________

Date:____________________



_______________
*Check applicable box.

                                      B-2